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                                                                    Exhibit 10.2

                     FIRST AMENDMENT TO PURCHASE AGREEMENT,
                       FIFTH AMENDMENT TO LEASE AGREEMENT
                             (BONAVENTURE GOLF CLUB)
                            AND SETTLEMENT AGREEMENT


                  THIS FIRST AMENDMENT TO PURCHASE AGREEMENT, FIFTH AMENDMENT TO LEASE AGREEMENT (BONAVENTURE GOLF CLUB) AND SETTLEMENT AGREEMENT (this "AGREEMENT"), is made this 30th day of July, 2001, by and among GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership ("SELLER"), LEGENDS GOLF HOLDING, LLC, a Delaware limited liability company ("BUYER"), LEGENDS AT BONAVENTURE, INC., a Florida corporation ("TENANT"), LARRY YOUNG, an individual ("LARRY YOUNG"), and DANNY YOUNG, an individual ("DANNY YOUNG").

                                    RECITALS

                  A. Seller and Buyer have entered into that certain Purchase Agreement dated February 14, 2001 (as amended hereby, the "PURCHASE AGREEMENT"), which Purchase Agreement provides for, among other things, the sale by Seller to Buyer of certain golf courses more particularly described in the Purchase Agreement. Unless otherwise defined in this Agreement, all initially capitalized terms used in this Agreement without definition shall have the respective meanings given such terms in the Purchase Agreement.

                  B. In accordance with the terms of the Purchase Agreement, Seller has sold certain of the Parcels to third-party purchasers, and as of the date of this Agreement, the only Parcels that have not been sold to third-party purchasers and/or are subject to a pending sale to a third-party purchaser are the following: The Legends Resort (Parkland, Heathland and Moorland), Heritage, Oyster Bay, Tiburon and Bonaventure.

                  C. Buyer has previously delivered to Seller various written notices of its intention to terminate its obligation to purchase the Bonaventure Parcel pursuant to the due diligence provisions of the Purchase Agreement, and Seller has (i) disputed Buyer's purported right to terminate such obligation to purchase the Bonaventure Parcel and (ii) asserted that the conditions and other matters specified by Buyer as reasons for its termination of such purchase obligation do not give rise to the termination right claimed by Buyer. The dispute relating to Buyer's alleged right to terminate its obligation to purchase the Bonaventure Parcel shall be referred to in this Agreement as the "DISPUTE". The parties have been unable to resolve the Dispute as of the date of this Agreement.

                  D. Seller and Buyer desire to immediately close the acquisition of The Legends Resort (Parkland, Heathland and Moorland), Heritage, Oyster Bay and Tiburon Parcels (collectively, the "SALE PARCELS"), subject to the Dispute regarding the Buyer's obligations with respect to the Bonaventure Parcel, and Seller and Buyer, respectively, are willing to close the sale and purchase of such Sale Parcels immediately (the "SALE PARCELS CLOSING") only on the


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condition that Seller and Buyer agree upon a dispute resolution procedure to resolve the Dispute regarding the Bonaventure Parcel and the parties hereto reach certain other agreements set forth hereinbelow.

                  E. Tenant is an Affiliate of the Buyer and is the "tenant" of the Bonaventure Parcel pursuant to the Lease dated as of January 1, 1998, by and between Seller, as landlord, and Emerald Dunes - Bonaventure, Inc., as tenant (as assigned and/or amended or modified, collectively, the "LEASE"), which Lease pertains to the lease of the Bonaventure Parcel by Seller to Tenant. Tenant is executing this Agreement as necessary to document certain modifications to the Lease. Tenant's execution of this Agreement and the modifications to the Lease set forth hereinbelow are required as a condition to Seller's agreement to execute this Agreement and close the sale of the Sale Parcels immediately and prior to the final resolution of the Dispute.

                  F. Larry Young and Danny Young are each Affiliates of Buyer and Tenant and are executing this Agreement as necessary to set forth their agreement to execute and deliver certain guarantees of the obligations and liabilities of Buyer and Tenant under this Agreement, the Purchase Agreement (as amended hereby), the Lease (as amended hereby) and the Bonaventure Transition Agreement (as defined in SECTION 6 of this Agreement below). Tenant's execution of this Agreement is required as a condition to Seller's agreement to execute this Agreement and close the sale of the Sale Parcels immediately and prior to the final resolution of the Dispute.

                  NOW, THEREFORE, in consideration of the mutual recitals set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:


                  1. RECITALS, WARRANTIES AND REPRESENTATIONS. Each party hereto hereby makes the following representations and warranties to the other parties all of which are material and are made to induce such other parties to enter into this Agreement.

         1.1. VIOLATION OF OTHER AGREEMENTS. The execution and delivery of this Agreement and the performance and observance of the covenants to be performed and observed hereunder do not violate or constitute a default in any agreement to which the representing party is a party.

         1.2. ORGANIZATION; AUTHORITY; POWER. As applicable, the representing party is (a) duly formed and validly existing and in good standing under the laws of the State of its formation or incorporation, as the case may be; and (b) has full power, legal capacity and authority to execute and deliver this Agreement and the documents contemplated hereby.

         1.3. ENFORCEABILITY OF AGREEMENT. The representing party is knowingly and voluntarily entering into this Agreement and hereby acknowledges the receipt of good and valuable consideration therefor. This Agreement has been duly authorized, executed and delivered by such representing party and is enforceable against such representing party in accordance with its terms.

                  2. MODIFICATION OF PURCHASE AGREEMENT. The Purchase Agreement is hereby amended and modified as follows:


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         2.1. Seller and Buyer hereby agree to close the purchase and sale of the Sale Parcels as of the date hereof (and prior to the resolution of the Dispute and/or the closing of the sale of the Bonaventure Parcel); PROVIDED THAT, the Sale Parcels Closing shall not in any event modify or affect either the Seller's or the Buyer's rights and/or obligations with respect to the Bonaventure Parcel. Subject to the terms, provisions and limitations set forth in SECTION 2.2 below, each of Seller and Buyer hereby reserves its rights and remedies arising under the Purchase Agreement against the other party, including, without limitation, with respect to the Bonaventure Parcel (including, with respect to Seller, Seller's right to enforce Buyer's obligation to purchase the Bonaventure Parcel in accordance with the terms and provisions of the Purchase Agreement in the event that the Court and/or Master-in-Equity (as such terms are defined in SECTION 2.2(A) below) determine(s) that the Buyer did not have the right to terminate its obligation to purchase such Bonaventure Parcel and, with respect to Buyer, Buyer's right to terminate its obligation to purchase the Bonaventure Parcel in the event that the Court and/or Master-in-Equity determine(s) that Buyer did have the right to terminate its obligation to purchase the Bonaventure Parcel). In furtherance and not in limitation of the foregoing, Seller and Buyer agree that (i) this Agreement shall not in any respect be deemed to modify or affect the terms and provisions of Section 4.10(f) or either party's ability to pursue claims in respect thereof, and (ii) notwithstanding the provisions of Section 4.10(d)(i) of the Purchase Agreement, the Buyer and its Affiliates shall not be deemed, in any respect, to release, as of the date of the Sale Parcels Closing, the Seller Released Parties for costs, losses, liabilities, damages, expenses, actions, or causes of action arising from or relating to the Bonaventure Parcel (it being acknowledged and agreed by Seller and Buyer, however, that such releases pertaining to the Bonaventure Parcel shall become effective upon the closing of the sale of the Bonaventure Parcel to Buyer or a third-party, as provided in Section 4.10(d)). All references in the Purchase Agreement to the "Closing" shall mean, with respect to the Sale Parcels, the Sale Parcels Closing, and with respect to the Bonaventure Parcel, the closing of the sale of the Bonaventure Parcel to Buyer. All references in the Purchase Agreement to Closing Date shall mean, with respect to the Sale Parcels, the date upon which the Sale Parcels Closing occurs, and with respect to the Bonaventure Parcel, the date upon which the closing of the sale of the Bonaventure Parcel to Buyer occurs. Notwithstanding anything to the contrary stated or implied in the Purchase Agreement, (a) the outside date for the closing of the purchase and sale of the Bonaventure Parcel is hereby extended to the date that is thirty (30) days after the decision is rendered by the Court and/or Master-in-Equity in the Declaratory Relief Action (as defined in SECTION 2.2(A) below), (b) notwithstanding the potential later closing of the sale of the Bonaventure Parcel, the 9,259 Class B OP Units described in Section 4.11 of the Purchase Agreement will be transferred by Buyer or its Affiliate, as the case may be, to Seller concurrently with (and as a part of) the Sale Parcels Closing, (c) notwithstanding the potential later closing of the sale of the Bonaventure Parcel, the Note and guaranty thereof pertaining to the Bonaventure Parcel shall be cancelled concurrently with the Sale Parcels Closing (as contemplated by Section 2.1(e) of the Purchase Agreement), and (d) all terms and/or provisions of Section 8.4 of the Purchase Agreement modifying and/or relating to the Lease (including, without limitation, those terms and provisions setting an outside termination date for the Lease and/or abating or modifying the rental obligations of the Tenant under the Lease) are hereby terminated in



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         their entirety effective as of August 1, 2001. If Buyer purchases the
         Bonaventure Parcel, such purchase and sale shall be consummated pursuant to and in accordance with the terms and provisions of the Purchase Agreement (including, without limitation, the terms and provisions of Sections 3 (to the extent applicable), 4 (to the extent applicable), 5 and 6 of the Purchase Agreement), but only to the extent that any such terms and provisions are applicable to the sale of the Bonaventure Parcel, it being acknowledged and agreed by Buyer and Seller that certain terms and provisions of the Purchase Agreement (such as the credit of the OP Units Amounts against the Purchase Price) will not be applicable to the Bonaventure Parcel sale as a result of the previous Sale Parcels Closing.

         2.2. Notwithstanding anything to the contrary stated or implied in the Purchase Agreement, at law or in equity, Seller and Buyer hereby agree to resolve the Dispute in accordance with the following dispute resolution procedure:

              (a) At any time after the Sale Parcels Closing, but subject to the limitations, restrictions, terms and provisions of this Agreement (including, without limitation, the agreement of the parties to refer the Dispute to the exclusive jurisdiction of the Master-in-Equity and the other agreements of the parties set forth in this SECTION 2.2 below), either party may file an action (the "DECLARATORY RELIEF ACTION") for declaratory judgment regarding the Disputed Issues (as defined in SECTION 2.2(C) below). The Dispute shall be subject to, generally and unconditionally, the exclusive jurisdiction of the Master-in-Equity (the "MASTER-IN-EQUITY") sitting for the circuit court in Charleston County, South Carolina; PROVIDED THAT, if the Master-in-Equity does not agree to hear the Dispute or the Dispute and/or Declaratory Relief Action is not filed with or cannot be heard by the Master-in-Equity for any other reason, then the Declaratory Relief Action shall be filed in, and the Dispute shall be heard by, the circuit court for Charleston County, South Carolina (the "COURT"). Seller and Buyer each hereby covenants and agrees to execute and deliver all documents, and to take all actions, reasonably necessary in order to submit the Dispute to the exclusive jurisdiction of the Master-in-Equity. Specifically and without limiting the obligations of the Seller and Buyer pursuant to the foregoing, each of Seller and Buyer has executed and delivered two (2) counterparts of a consent order in the form of EXHIBIT A attached hereto referring the Dispute to the Master-in-Equity (each a "REFERENCE ORDER"). One fully executed original Reference Order has been delivered to Seller, and the other fully executed original Reference Order has been delivered to Buyer. At any time concurrently with or after the filing of the Declaratory Relief Action, either party may write into the Reference Order held by such party the then current date and civil action number of the Declaratory Relief Action, and such party may then file such Reference Order with the Court. Each party hereto irrevocably and unconditionally hereby consents to the entry of such data on such Reference Order and the filing of such Reference Order concurrently with or at any time after the filing of a Declaratory Relief Action. Neither party hereto shall challenge the jurisdiction of the Court or the Master-in-Equity, nor shall any party hereto take any action, or file any motion, requiring or seeking the removal of the Dispute (or the Declaratory Relief Action relating thereto) from the Court or the Master-in-Equity, and in addition to and not in limitation of the foregoing, each



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              party hereto hereby waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered by the Master-in-Equity or the Court, as the case may be, in connection with the Dispute.

              (b) Seller and Buyer shall use their respective best efforts to cause the Dispute to be heard, and the trial on the Dispute to be held, at the earliest practicable date after the date of this Agreement and, in any event, within one hundred twenty (120) calendar days after the Declaratory Relief Action is filed, and Seller and Buyer each hereby covenants and agrees to execute and deliver all documents, and to take all actions, reasonably necessary in order to expedite the resolution of the Dispute by the Master-in-Equity or the Court, as the case may be. Specifically and without limiting the obligations of the parties pursuant to the foregoing, each of Seller and Buyer has executed and delivered two (2) counterparts of a Consent Scheduling Order in the form of EXHIBIT B attached hereto (the "CONSENT SCHEDULING ORDER"). One fully executed original of the Consent Scheduling Order has been delivered to Seller, and the other fully executed original of the Consent Scheduling Order has been delivered to Buyer. At any time concurrently with or after the filing of the Declaratory Relief Action, either party may write into the Consent Scheduling Order held by such party the then current date and civil action number of the Declaratory Relief Action, and such party may then file such Consent Scheduling Order with the Court and/or the Master-in-Equity. Each party hereto irrevocably and unconditionally hereby consents to the entry of such data on such Consent Scheduling Order and the filing of such Consent Scheduling Order concurrently with or at any time after the filing of a Declaratory Relief Action. The parties hereby covenant and agree to adhere to the deadlines set forth in the Consent Scheduling Order if executed and entered by the Court or the Master-in-Equity, as the case may be. Once a hearing date or dates is/are set by the Master-in-Equity or the Court for the Declaratory Relief Action, neither Seller nor Buyer shall request an extension or a postponement of such date(s), nor shall Seller or Buyer move or otherwise petition the Master-in-Equity or the Court to lengthen any of the deadlines set forth in the Consent Scheduling Order without the express written consent of the other party. Seller and Buyer hereby agree to cooperate in good faith with one another in order to meet and comply with the time requirements set forth herein and in the Consent Scheduling Order, and Seller and Buyer hereby covenant and agree to serve all document production requests, deposition requests, interrogatories and other such requests in connection with their discovery endeavors in good faith and in a timely manner such that the deadlines set forth herein and in the Consent Scheduling Order will be met. In addition to the foregoing, Seller and Buyer hereby covenant and agree that (i) any and all written discovery requests (such as, for example, interrogatories and document production requests) shall be served by the covenanting party upon the Person(s) asked to respond thereto in a good faith and timely manner and, in any event, sufficiently in advance of the discovery deadline set forth in Paragraph 2 of the Consent Scheduling Order to allow such responding Person a reasonable period of time to respond to the discovery request, and (ii) depositions shall be scheduled, in a good faith and timely manner, to allow deponents a reasonable opportunity to prepare for such deposition



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              following review of written discovery productions by the deposing party. Seller and Buyer each hereby stipulates that the hearing/trial will not exceed three (3) days in the aggregate; PROVIDED THAT, each of Seller and Buyer will be given equal time to present its case and/or defense within said three (3) day period (I.E., Seller will be given one and one-half days to present its case and/or defense and Buyer will be given one and one-half days to present its case and/or defense). Seller and Buyer each hereby recognizes and agrees that a quick and timely judicial resolution of the Dispute is of material benefit to each party hereto, and each party would not enter into this Agreement but for the provisions of this SECTION 2.2(B) that sets forth a procedure (and certain agreements that provide) for a quick and timely judicial resolution of the Dispute. If the resolution of the Dispute and/or the decision of the Master-in-Equity or the Court is delayed beyond the date (the "OUTSIDE DECISION DATE") which is one-hundred and twenty (120) days after the filing of the Declaratory Relief Action as a result of a party's failure to comply with the Consent Scheduling Order or a party's breach of any other term or provision of this SECTION 2.2 (including, without limitation, a party's appeal of or challenge to the Master-in-Equity's or Court's decision or a party's request to the Master-in-Equity or Court to reconsider or amend its decision), as determined by the Master-in-Equity or Court, then the other party will suffer significant economic damage and harm that cannot be easily quantified and, as a result thereof, the failing or breaching party shall pay to the non-failing or non-breaching party, as liquidated damages, the sum of $5,000 per day for each calendar day that the resolution of the Dispute (and/or the decision of the Master-in-Equity or Court) is delayed beyond the Outside Decision Date as a result of such failing or breaching party's acts or omissions, as determined by the Master-in-Equity or the Court, as the case may be. IT IS HEREBY AGREED BY SELLER AND BUYER THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO FIX THE ACTUAL DAMAGE TO THE NON-FAILING OR NON-BREACHING PARTY SHOULD THE DECISION ON THE DISPUTE (AND/OR THE MASTER-IN-EQUITY'S OR THE COURT'S DECISION) BE DELAYED ON ACCOUNT OF THE ACTS OR OMISSIONS OF THE OTHER PARTY AS AFORESAID. THE LIQUIDATED DAMAGES PROVIDED FOR HEREIN REPRESENT THE PARTIES' REASONABLE ESTIMATE OF THE ACTUAL DAMAGES THAT THE NON-FAILING OR NON-BREACHING PARTY WILL INCUR IF THE DECISION REGARDING THE DISPUTE (AND/OR THE MASTER-IN-EQUITY'S OR COURT'S DECISION) IS DELAYED AND SUCH LIQUIDATED DAMAGES DO NOT CONSTITUTE A PENALTY. In addition to and not in limitation of a non-failing or non-breaching party's right to recover per diem liquidated damages for any delays described above, if the Buyer's failure to comply with the Consent Scheduling Order or the Buyer's breach of any other term or provision of this SECTION 2.2, as determined by the Master-in-Equity or Court, causes (in the determination of the Master-in-Equity or Court) an aggregate of forty-five (45) days of delay to the resolution of the Dispute and/or the Master-in-Equity's or Court's decision (which forty-five (45) day delay accrues entirely from and after the Outside Decision Date), then at any time on or after the first day following the


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              forty-fifth (45th) day of delay, Seller shall also be permitted to immediately terminate this Agreement, the Purchase Agreement and the Lease (without the prior consent or approval of any Person, including the Master-in-Equity or the Court), in which event
              Seller may, in its sole and absolute discretion, elect to continue the Declaratory Relief Action and, if Seller prevails in the Declaratory Relief Action and the Master-in-Equity or the Court rules that Buyer did not have the right to terminate its obligation to purchase the Bonaventure Parcel pursuant to the Purchase Agreement, then Seller shall be entitled to the $3,000,000 liquidated damages provided for in SECTION 2.4 of this Agreement below (notwithstanding its previous termination of this Agreement).

              (c) The issues before the Court (Master-in-Equity) shall be limited to the following (collectively, the "DISPUTED ISSUES"):
              (1) whether or not Buyer has the right to terminate its obligation to purchase the Bonaventure Parcel pursuant to the terms and provisions of the Purchase Agreement on account of the Declaration of Covenant Running with the Land (the "CC&RS") dated February 28, 1975 and recorded in the Official Records of Broward County, Florida in Book 125, Page 173 as Instrument No. 75-36519 (the "TITLE ISSUE"), and (2) whether or not Buyer has the right to terminate its obligation to purchase the Bonaventure Parcel pursuant to the terms and provisions of the Purchase Agreement on account of the environmental condition of the Bonaventure Parcel, as described in the March 6, 2001 correspondence from Buyer to Seller and/or subsequent correspondence between the Seller and Buyer (and/or their respective legal counsel and other consultants) regarding this subject (the "ENVIRONMENTAL ISSUE"). Specifically and without limiting the foregoing, each of Seller and Buyer has executed two (2) counterparts of a consent order in the form of EXHIBIT C attached hereto (the "DISPUTED ISSUES CONSENT") limiting and narrowing the Disputed Issues as provided hereinabove. One fully executed original of the Disputed Issues Consent has been delivered to Seller, and the other fully executed original of the Disputed Issues Consent has been delivered to Buyer. At any time concurrently with or after the filing of the Declaratory Relief Action, either party may write into the Disputed Issues Consent held by such party the then current date and civil action number of the Declaratory Relief Action, and such party may then file such Disputed Issues Consent with the Court and/or Master-in-Equity. Each party hereto irrevocably and unconditionally hereby consents to the entry of such data on such Disputed Issues Consent and to the filing of such Disputed Issues Consent concurrently with or after the filing of the Declaratory Relief Action.

              (d) The decision rendered by the Master-in-Equity shall be final and binding on the parties, and said decision may not be appealed or otherwise challenged by Seller, Buyer or any of their respective Affiliates, nor shall Seller, Buyer or any of their Affiliates request the Master-in-Equity or Court to reconsider or amend its decision.

              (e) If the Master-in-Equity or Court, as the case may be, determines that Buyer does not have the right to terminate its obligation to purchase the Bonaventure Parcel, then Buyer shall be obligated to close the purchase of the


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              Bonaventure Parcel within thirty (30) days following the date that the decision of the Master-in-Equity or Court is rendered. In such event, Seller shall have the right to specifically enforce Buyer's obligation to purchase the Bonaventure Parcel. If Buyer fails to consummate the purchase of the Bonaventure Parcel within said thirty (30) day period for any reason other than the default of the Seller, then Seller may (in its sole and absolute discretion) unilaterally terminate the Purchase Agreement and require that the Buyer immediately pay to Seller the sum of $3,000,000 as liquidated damages for its failure to close said acquisition (all in accordance with the terms and provisions of this Agreement below).

              (f) Notwithstanding anything to the contrary stated in the Purchase Agreement, each party shall bear its own attorneys' fees and other fees, costs and expenses incurred in connection with the Declaratory Relief Action.

              (g) Buyer, Tenant, Larry Young and Danny Young each has executed and delivered to Seller and Nexsen, Pruet, Jacobs, Pollard & Robinson, LLC, concurrently with the execution and delivery of this Agreement, a Conflict Waiver Letter in the form of EXHIBIT D attached hereto permitting Nexsen, Pruet, Jacobs, Pollard & Robinson, LLC to represent Seller in connection with the negotiation of this Agreement and the Dispute and the Declaratory Relief Action filed in the Court hereunder.

         2.3 Seller hereby agrees that, if the sale of the Bonaventure Parcel to Buyer or its Affiliate occurs (whether as a result of the decision of the Master-in-Equity or the Court in the Declaratory Relief Action and/or the agreement of the parties otherwise), then at the request of the Buyer as provided for in Section 2.1(c) of the Purchase Agreement, upon the closing of the sale of the Bonaventure Parcel, Seller shall provide to Buyer (or its Affiliate who acquires the Bonaventure Parcel) a Purchase Money Loan (in a principal amount up to $5,000,000 as provided in the Purchase Agreement) on the terms (and only upon satisfaction of the conditions) set forth in Section 2.1(c) of the Purchase Agreement (including, without limitation, (i) the delivery to Seller of second mortgage liens against the Bonaventure Parcel and each of the Sale Parcels [which may require the further delivery of guarantees of the Purchase Money Loan from the entities that own such Sale Parcels], (ii) the delivery of all guarantees, opinions and other loan documents required by said Section 2.1(c) of the Purchase Agreement, and (iii) the satisfaction of the maximum first loan-to-purchase price ratio requirements set forth in said Section 2.1(c) of the Purchase Agreement).

         2.4 Notwithstanding anything to the contrary stated or implied in the Purchase Agreement, if the Master-in-Equity or Court determines that Buyer is obligated to purchase the Bonaventure Parcel or the parties otherwise hereinafter mutually agree to consummate the sale of the Bonaventure Parcel to Buyer, and Buyer defaults in performing its obligation to purchase the Bonaventure Parcel, or otherwise defaults in performing any of its obligations under the Purchase Agreement in any material respect, and Buyer fails to cure any such default within five
         (5) business days after notice thereof from Seller, then Seller may elect either to (i) seek specific performance of Buyer's obligation to purchase the Bonaventure Parcel and/or perform its other obligations


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         pursuant to the terms, provisions and conditions of the Purchase
         Agreement, or (ii) terminate the Purchase Agreement and the Lease in their entirety and receive and recover from Buyer (and/or any guarantor of Buyer's obligations under the Purchase Agreement), as liquidated damages hereunder, the sum of Three Million Dollars ($3,000,000). EXCEPT AS OTHERWISE PROVIDED HEREINBELOW, THE $3,000,000 PAID TO OR RETAINED BY SELLER HEREUNDER SHALL BE SELLER'S SOLE MONETARY REMEDY IF BUYER DEFAULTS (AS PROVIDED ABOVE) AND THE PURCHASE AND SALE OF THE BONAVENTURE PARCEL FAILS TO CLOSE THEREBY. THE PARTIES HERETO EXPRESSLY AGREE AND ACKNOWLEDGE THAT SELLER'S ACTUAL MONETARY DAMAGES IN THE EVENT OF A DEFAULT BY BUYER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO ASCERTAIN AND THAT THE LIQUIDATED DAMAGES STATED ABOVE REPRESENTS THE PARTIES' REASONABLE ESTIMATE OF SUCH DAMAGES. THE PAYMENT OF ANY SUCH AMOUNT BY BUYER TO SELLER AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 2.4, THE PARTIES HERETO HEREBY AGREE THAT THIS LIQUIDATED DAMAGES PROVISION IS NOT INTENDED AND SHOULD NOT BE DEEMED OR CONSTRUED TO LIMIT IN ANY WAY ANY OF THE OBLIGATIONS OR LIABILITIES OF TENANT UNDER THE LEASE (AS MODIFIED HEREBY) OR THE BONAVENTURE TRANSITION AGREEMENT.

         2.5 Notwithstanding the initiation and pendency of a Declaratory Relief Action, and notwithstanding anything to the contrary stated in the Purchase Agreement (including, without limitation, SECTION 8.3 thereof), if at any time prior to the closing of the sale of the Bonaventure Parcel to Buyer, Seller elects (in its sole and absolute discretion) to sell the Bonaventure Parcel to a third-party purchaser (whether or not the net purchase price is less than or more than Twelve Million Five Hundred Thousand Dollars ($12,500,000)), then Seller shall have the right to sell the Bonaventure Parcel to such third-party purchaser on any terms and conditions without any prior notice to or approval or consent of Buyer. In the event of any such sale of the Bonaventure Parcel to a third-party purchaser, (a) if the Declaratory Relief Action is then pending, the Seller and Buyer shall mutually dismiss the Declaratory Relief Action (and such parties shall execute and deliver, and hereby unconditionally and irrevocably agree to execute and deliver, all instruments and documents necessary to effectuate such dismissal), (b) Buyer and/or Tenant shall execute and deliver, and hereby unconditionally and irrevocably agree to execute and deliver, all instruments and documents (including, without limitation, the Bonaventure Transition Agreement) that such Person(s) would be otherwise obligated to execute and deliver in connection with a Third-Party Sale pursuant to Section 8.3 of the Purchase Agreement,
         (c) the Lease shall be terminated (in accordance with the terms and provisions of SECTION 3 below), and (d) the Purchase Agreement shall be terminated. In such event, except as may be otherwise expressly provided in the Lease and/or Bonaventure Transition Agreement, Buyer shall be released from any obligation and/or liability to acquire the Bonaventure Parcel, and Seller shall have no obligation or liability to Buyer with respect to the sale of such Bonaventure Parcel (including, without limiting the foregoing, any obligation to pay a break-up fee or other compensation in connection with the sale of the Bonaventure Party to the third-party purchaser).

                  SECTION 3. MODIFICATION OF LEASE. The Lease is hereby modified as follows:


         3.1 Notwithstanding anything to the contrary stated or implied in the Lease, the Lease Term shall expire upon the earliest to occur of (a) the date that the Lease is terminated by Seller upon the occurrence of a breach or default by Tenant thereunder that is not cured within any applicable cure period, (b) the date of closing of the sale of the Bonaventure Parcel to a third-party purchaser, (c) the closing of the sale of the Bonaventure Parcel to Buyer or its Affiliate (whether pursuant to an order of the Master-in-Equity or the Court pursuant to the provisions of SECTION 2.2 above and/or the voluntary agreement of the parties), and (d) the date which is thirty (30) days after the Master-in-Equity or Court, as the case may be, renders its decision regarding the Dispute.

         3.2. Notwithstanding anything to the contrary stated or implied in the Lease, the "Annual Base Rent" due and payable under the Lease from and after August 1, 2001 until the expiration of the Lease Term (as provided in SECTION 3.1 above) shall equal $1,374,996 and the monthly installment of such Base Rent shall equal $114,583 per month.

         3.3. Notwithstanding anything to the contrary stated or implied in the Lease, if the Buyer prevails in the Declaratory Relief Action described in SECTION 2.2 of this Agreement above, and as a result thereof the Lease is terminated, Tenant vacates the Bonaventure Parcel and Buyer does not purchase the Bonaventure Parcel, then within thirty (30) days after Tenant vacates the Bonaventure Parcel and surrenders the Bonaventure Parcel to Seller, Seller shall reimburse to Tenant the amount (if any) by which (x) the aggregate Base Rent actually paid by Tenant to Seller for the Bonaventure Parcel for the period accruing from and after August 1, 2001 through and including the effective date of termination of the Lease, exceeds (y) the aggregate EBITDARM (Earnings Before Interest, Taxes, Depreciation, Amortization, Rent and Management Fees), calculated on a cash basis, derived by Tenant from the Bonaventure Parcel and accruing during the period commencing on (and including) August 1, 2001 through and including the effective date of termination of the Lease.

         3.4. Except as expressly modified by this SECTION 3 and/or by any previous amendments and/or modifications to the Lease that do not conflict with the terms and provisions of this SECTION 3, the Lease shall remain in full force and effect and unamended and unmodified.

                  SECTION 4. LEASE TERMINATION. Concurrently with the execution and delivery of this Agreement, and as a condition precedent to the effectiveness of this Agreement and the Sale Parcels Closing, Tenant has executed and delivered to Seller originals of the documents set forth on EXHIBIT E attached hereto (collectively, the "LEASE TERMINATION DOCUMENTS"). The Lease Termination Documents shall be held by Seller, and the same shall not be deemed delivered to Seller (or any other Person) or filed or recorded by Seller, until the expiration of the Lease Term (as described in SECTION 3.1 above). Immediately upon the expiration of the Lease

Term, the Lease Termination Documents shall be deemed to be fully delivered to Seller, and Seller shall be permitted, without the consent or approval of Buyer, Tenant or any of their respective Affiliates, to insert in each of the documents all information necessary to complete and/or file/record the particular document (including, without limitation, dates such as the effective date of termination, case numbers and other such information) and file and/or record said Lease Termination Documents in any manner as the Seller may desire in order to accomplish and evidence the termination of the Lease. Tenant (on behalf of itself and its Affiliates) hereby irrevocably and unconditionally consents to the entry of any such data by Seller on the Lease Termination Documents and the filing and/or recording of any such Lease Termination Documents upon the expiration of the Lease Term.

                  SECTION 5. YOUNG GUARANTY. Concurrently with the execution and delivery of this Agreement, and as a condition precedent to the effectiveness of this Agreement and the Sale Parcels Closing, each of Larry Young and Danny Young shall execute and deliver to Seller an original Guaranty in the form of EXHIBIT F attached hereto.

                  SECTION 6. BONAVENTURE TRANSITION AGREEMENT. Attached hereto as EXHIBIT G is a final form (subject to, however, the later addition of the Exhibits thereto) of the Transition Agreement for the Bonaventure Parcel (the "BONAVENTURE TRANSITION AGREEMENT") in the event that Seller elects to sell the Bonaventure Parcel to a third-party purchaser and Seller requires Buyer to execute a Transition Agreement in connection therewith. Attached hereto as EXHIBIT H is a settlement statement pertaining to the Bonaventure Parcel, which settlement statement sets forth the prorations and other accounting adjustments that would be made between (x) Buyer and a potential third-party purchaser if the closing of the sale of the Bonaventure Parcel to such third-party purchaser occurred on and as of July 26, 2001 or (y) Seller and Buyer in the event that the Lease was terminated on and as of July 26, 2001, as the case may be. Notwithstanding the foregoing to the contrary, the parties hereto acknowledge and agree that the attached settlement statement only sets forth the prorations and other accounting adjustments pertaining to the Bonaventure Parcel as of July 26, 2001 and that such prorations and other accounting adjustments shall be subject to adjustment in order to reflect accruals and payments occurring after July 26, 2001 and prior to the actual closing of the sale of the Bonaventure Parcel to a third-party purchaser or the termination of the Lease, as the case may be.

                  SECTION 7. EFFECT OF AGREEMENT. Except as expressly amended by this Agreement (and/or any previous amendments and/or modifications thereof), the Purchase Agreement and the Lease each remains in full force and effect, without amendment or modification.

                  SECTION 8. GOVERNING LAW. The terms and provisions of this Agreement relating to the Purchase Agreement (and all terms and provisions of this Agreement other than those relating to and/or amending or modifying the Lease) shall be governed by and construed in accordance with the laws of the State of South Carolina. The terms and provisions of this Agreement relating to the Lease shall be governed by and construed in accordance with the laws of the State of Florida.

                  SECTION 9. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR ANY RIGHT OR OBLIGATION HEREUNDER SHALL BE BROUGHT IN THE CIRCUIT COURT FOR CHARLESTON COUNTY, SOUTH CAROLINA AND SHALL BE REFERRED TO THE MASTER-IN-EQUITY SITTING FOR SUCH COURT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID CIRCUIT COURT AND MASTER-IN-EQUITY AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED IN CONNECTION WITH THIS AGREEMENT OR ANY SUCH RIGHT OR OBLIGATION. Buyer, Tenant, Larry Young and Danny Young each hereby agrees that service of all process in any such proceeding in such court may be made by personal delivery (including overnight delivery) or registered or certified mail, return receipt requested, to any such Person at the following address:

         Barbara Heim, Esquire
         Parker, Poe, Adams & Bernstein, L.L.P.
         401 South Tryon Street, Suite 3000
         Charlotte, North Carolina 28202

         With a copy to:

         Gary C. Ivey, Esquire
         Alston & Bird LLP
         Bank of America Plaza
         101 South Tryon Street, Suite 4000
         Charlotte, North Carolina 28280

 Seller hereby agrees that service of all process in any such proceeding in such court may be made by personal delivery (including overnight delivery) or registered or certified mail, return receipt requested, to any such person at the following address:

         Nexsen, Pruet, Jacobs, Pollard & Robinson LLC
         200 Meeting Street, Suite 301
         Post Office Box 486
         Charleston, South Carolina 29402
         Attention:  Matthew J. Norton, Esq.

Any such service to such party is hereby acknowledged by each party hereto to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

                  SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE RELATIONSHIP THAT IS BEING

ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE DOCUMENTS OR AGREEMENTS REFERENCED HEREIN. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  SECTION 11. SEVERABILITY. If any term, provision, covenant or condition of this Agreement or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                  SECTION 12. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure solely to the benefit of Seller, Buyer, Tenant, Larry Young and Danny Young, and their respective heirs, legal representatives, successors and assigns.

                  SECTION 13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one agreement.



                            [SIGNATURES ON NEXT PAGE]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         SELLER:
                         GOLF TRUST OF AMERICA, L.P.,
                         a Delaware limited partnership


                         By:  GTA GP, Inc.,
                              a Maryland corporation,
                              its sole general partner


                              By:  /s/ William Bradley Blair II
                                   ----------------------------
                              Name:    William Bradley Blair II
                                   ----------------------------
                              Title:   President
                                    ---------------------------


                         BUYER:
                         LEGENDS GOLF HOLDING, LLC,
                         a Delaware limited liability company


                         By:  /s/  LARRY D. YOUNG
                              -------------------------------
                         Name:     LARRY D. YOUNG
                              -------------------------------
                         Title:    PRESIDENT
                               ------------------------------




                         TENANT:
                         LEGENDS AT BONAVENTURE, INC.,
                         a Florida corporation


                         By:  /s/  Larry D. Young
                              ----------------------------
                         Name:     Larry D. Young
                              ----------------------------
                         Title:    President
                              ----------------------------




                         LARRY YOUNG:

                         LARRY YOUNG,
                         an individual


                         /s/  Larry D. Young
                         -------------------

                         DANNY YOUNG:
                         DANNY YOUNG,
                         an individual


                         /s/  DANNY YOUNG
                         -------------------

                                   EXHIBIT A
                             CONSENT TO JURISDICTION



STATE OF SOUTH CAROLINA          )                 IN THE COURT OF COMMON PLEAS
                                 )                    NINTH JUDICIAL CIRCUIT
COUNTY OF CHARLESTON             )                     CASE NO.: 01-CP-____



GOLF TRUST OF AMERICA, L.P.
                                 )
                 PLAINTIFF,      )
                                 )                  CONSENT ORDER OF REFERENCE
         vs.                     )
                                 )
LEGENDS GOLF HOLDING, LLC,,
LEGENDS AT BONAVENTURE, INC.,    )
LARRY YOUNG AND DANNY YOUNG      )
                                 )
                  DEFENDANT.


         It appears that the parties and their counsel wish to refer this case with finality to The Honorable Roger M. Young, Master-in-Equity for Charleston County. Accordingly, upon the motion and consent of the parties, by and through their undersigned counsel,

         It is Ordered that this case be referred with finality to The Honorable Roger M. Young, the Master-in-Equity for Charleston County, to make findings of facts and conclusions of law, and with authority to dispose of any and all issues and enter a final judgment in the case.

         So Ordered this ____ day of _______________, 2001.


                                            _______________________________
                                            Presiding Judge
Charleston, South Carolina

                                  Exhibit A-1

WE CONSENT:



[SIGNATURE BLOCK]
Attorneys for Plaintiff Golf Trust of America, L.P.




David B. Summer Jr., Esquire
Parker, Poe, Adams & Bernstein, L.L.P.
1201 Main Street, Suite 1450
Columbia, South Carolina  29201
Attorneys for Defendants Legends Golf Holding, LLC



                                  Exhibit A-2

                                   EXHIBIT B
                            CONSENT SCHEDULING ORDER


STATE OF SOUTH CAROLINA           )                IN THE COURT OF COMMON PLEAS
                                  )                   NINTH JUDICIAL CIRCUIT
COUNTY OF CHARLESTON              )                     CASE NO.: 01-CP-____



GOLF TRUST OF AMERICA, L.P.       )
                                  )
                 PLAINTIFF,       )
                                  )                   CONSENT SCHEDULING ORDER
         vs.                      )
                                  )
LEGENDS GOLF HOLDING, LLC,
LEGENDS AT BONAVENTURE, INC.,     )
LARRY YOUNG AND DANNY YOUNG       )
                                  )
                  DEFENDANTS.     )
                                  )
                                  )
                                  )

         IT APPEARING TO THE COURT that the parties have reached an agreement concerning the scheduling of this matter, the following scheduling order is hereby established:

1. The parties shall name all of their expert witnesses on or before the date which is 30 days after service of the Complaint.

2. Discovery shall be completed on or before the date which is 60 days after service of the Complaint.

3. The case will be called for trial during the October term of court for the Master-in-Equity with a trial date no later than the date which is 90 days after service of the Complaint.

4. Any and all written discovery requests (such as, for example, interrogatories and document production requests) shall be served by the parties upon the person(s) asked to respond thereto in a good faith and timely manner and, in any event, sufficiently in advance of the Discovery deadline set forth in Paragraph 2 to allow such responding person a reasonable period


                                  Exhibits B-1
of time to respond to the discovery request, and depositions shall be scheduled, in a good faith and timely manner, to allow deponents a reasonable opportunity to prepare for such deposition following review of written discovery productions by the deposing party.

5. The trial will not exceed three (3) days in the aggregate without the mutual consent of the parties, and each party shall be granted one and one-half trial days to present its case and/or defense.

6. This order may not be amended except by order of the Master-In-Equity.


   IT IS SO ORDERED.

                                                 The Honorable Roger M. Young
                                                 Master-In-Equity

                                       , 2001.
---------------------------------------
Charleston, South Carolina


                                  Exhibits B-2

WE CONSENT:






[SIGNATURE]
Attorneys for Plaintiff Golf Trust of America, L.P.






David B. Summer Jr., Esquire
Parker, Poe, Adams & Bernstein, L.L.P.
1201 Main Street, Suite 1450
Columbia, South Carolina  29201
Attorneys for Defendants Legends Golf Holding, LLC


                                  Exhibits B-3

                                   EXHIBIT C

                            CONSENT NARROWING ISSUES



STATE OF SOUTH CAROLINA          )                 IN THE COURT OF COMMON PLEAS
                                 )                    NINTH JUDICIAL CIRCUIT
COUNTY OF CHARLESTON             )                     CASE NO.: 01-CP-____



GOLF TRUST OF AMERICA, L.P.
                                 )
                 PLAINTIFF,      )       CONSENT ORDER DEFINING ISSUES FOR TRIAL
                                 )
         vs.                     )
                                 )
LEGENDS GOLF HOLDING, LLC,
LEGENDS AT BONAVENTURE, INC.,    )
LARRY YOUNG AND DANNY YOUNG      )
                                 )
              DEFENDANTS.        )
                                 )
                                 )
                                 )


         The parties have reached an agreement as to the issues in dispute in this case and have consented to narrow and limit the issues to be decided by this Court. Accordingly, the sole and specific issues to be determined by the Court in this case are as follows:

1 Whether or not Defendant has the right to terminate its obligation to purchase the Bonaventure Parcel pursuant to the terms and provisions of the Purchase Agreement on account of the Declaration of Covenant Running with the Land dated February 28, 1975 and recorded in the Official Records of Broward County, Florida in Book 125, Page 173 as Instrument No. 75-36519; and

2. Whether or not Defendant has the right to terminate its obligation to purchase the Bonaventure Parcel pursuant to the terms and provisions of the Purchase Agreement on


                                  Exhibit C-1
         account of the environmental condition of the Bonaventure Parcel, as described in the March 6, 2001 correspondence from Defendant to Plaintiff and/or subsequent correspondence between Defendant and Plaintiff (and/or their respective legal counsel and other consultants) regarding this subject.

         IT IS SO ORDERED this ______ day of _______, 2001.



                                                    The Honorable Roger M. Young
                                                    Master-In-Equity
Charleston, South Carolina



                                  Exhibits C-2

WE CONSENT:






[SIGNATURE BLOCK]
Attorneys for Plaintiff Golf Trust of America, L.P.






David B. Summer Jr., Esquire
Parker, Poe, Adams & Bernstein, L.L.P.
1201 Main Street, Suite 1450
Columbia, South Carolina  29201
Attorneys for Defendants Legends Golf Holding, LLC





                                  Exhibits C-3

                                   EXHIBIT D

                             CONFLICT WAIVER LETTER

                   NEXSEN PRUET JACOBS POLLARD & ROBINSON, LLC

                                  July 27, 2001






VIA FACSIMILE (843) 723-0479                 VIA FACSIMILE (843) 236-0516
--- --------- ----- --------                 --- --------- ----- --------
Mr.  W.  Bradley Blair, II                   Mr.  Larry D.  Young
President and CEO                            Mr.  Danny Young
Golf Trust of America, L.P.                  Legends Golf, Ltd.
14 North Adger's Wharf                       Legends Golf Holding, LLC
Charleston, SC 29401                         Legends at Bonaventure, Inc.
                                             Legends National Golf Management, LLC
                                             P.O. Box 2038
                                             Myrtle Beach, SC 29578-2038



             Re: Dispute regarding Bonaventure Country Club ("Bonaventure") Related to that certain Purchase Agreement (as amended, the "Purchase Agreement") dated February 14, 2001 by and between Golf Trust of America, L.P. ("GTA") and Legends Golf Holding, LLC ("Buyer"); all terms capitalized herein but not expressly defined herein shall be in the manner as set forth in the Purchase Agreement; Larry D. Young, Danny Young, Legends Golf, Ltd., Legends Golf Holding, LLC, Legends at Bonaventure, Inc., Legends National Golf Management, LLC, and their affiliates and principals, shall collectively be referred to herein as the "Legends Parties"

Gentlemen:

         As you know, Nexsen Pruet Jacobs Pollard & Robinson, LLC (the "FIRM") has represented and is currently representing the Legends Group, Ltd., in a number of employment and immigration matters, including the representation of Legends Golf, Ltd. in the defense of a discrimination action. Also, this Firm filed the organizational documentation for Legends National Golf Management, LLC and has represented Larry D. Young on matters related to certain hotel acquisitions in the Myrtle Beach, South Carolina area. Additionally, the Firm represents, on a regular basis, GTA in connection with general legal issues and in connection with the acquisition, sale, operation, and disposition of golf course properties. With respect to the preparation of documents and negotiation of the transaction described in the Purchase Agreement, the Buyer is represented by Alston & Bird, LLP and Parker, Poe, Adams & Bernstein, LLP and GTA is represented by O'Melveny & Myers, LLP.


             200 MEETING STREET, SUITE 301, CHARLESTON, SC (29401)
                   POST OFFICE BOX 486, CHARLESTON, SC (29402)
                        843-577-9440 - FAX 843-720-1777

                                  Exhibit G-1

W. Bradley Blair, II, Larry D. Young, and Danny Young, July 27, 2001--Page 2


         The Purchase Agreement provides for, among other things, the sale by GTA to Buyer of certain golf courses, more particularly described in the Purchase Agreement, including Bonaventure. In accordance with the terms of the Purchase Agreement, GTA has sold certain of the Parcels to third-party purchasers, and as of the date hereof, the only Parcels that have not been sold to third party purchasers and/or are subject to a pending sale to a third-party purchaser are the following: The Legends Resort (Parkland, Heathland, and Moreland), Heritage, Oyster Bay, Tiburon, and Bonaventure. Buyer has previously delivered to GTA various written notices of its intention to terminate its obligation to purchase Bonaventure pursuant to the due diligence provisions of the Purchase Agreement, and GTA (i) has disputed Buyer's purported right to terminate such obligations to purchase Bonaventure, and (ii) has asserted that the conditions and other matters specified by Buyer as reasons for its termination of such purchase obligation do not give rise to the termination right claimed by Buyer. The dispute relating to Buyer's alleged right to terminate its obligation to purchase Bonaventure shall be referred to herein as the "DISPUTE." The parties have been unable to resolve the Dispute prior to the date hereof.

         Seller and Buyer desire to immediately close the acquisition of the Legends Resort (Parkland, Heathland, and Moreland), Heritage, Oyster Bay and Tiburon (collectively, the "SALE PARCELS"), subject to the Dispute regarding the Buyer's obligation with respect to Bonaventure, and Seller and Buyer respectively are willing to close the sale and purchase of such Sale Parcels immediately (the "SALE PARCELS CLOSING") only on the condition that the parties agree upon a dispute resolution procedure and other matters to resolve the Dispute regarding Bonaventure.

         GTA is the owner of Bonaventure. Legends at Bonaventure, Inc., a Florida corporation ("TENANT"), is an affiliate of the Buyer and is currently the tenant of Bonaventure. Larry D. Young and Danny Young are each affiliates of Buyer and Tenant.

         So that GTA and Buyer can close on the Sale Parcels, GTA, Tenant, Larry
D. Young, and Danny Young, are entering into that certain First Amendment to Purchase Agreement, Fifth Amendment to Lease Agreement (Bonaventure Golf Club) and Settlement Agreement ("FIRST AMENDMENT") contemporaneously with the Sale Parcels Closing, and pursuant to the terms of the First Amendment, the parties have agreed that at any time after the Sale Parcels Closing, one of the parties may file an action for declaratory relief (the "DECLARATORY RELIEF ACTION") regarding the disputed issues in accordance with and subject to the terms of the First Amendment.

         In that (i) the Legends Parties are presently represented by counsel in connection with the Purchase Agreement, First Amendment, and Dispute (collectively, along with the Declaratory Relief Action [and any collateral litigation]), the "MATTERS"), and (ii) the Firm has never represented the Buyer or any of the Legends Parties in a matter related to the Matters, GTA and the Legends Parties agree that the Firm may represent GTA in the Matters. Additionally, the Legends Parties agree that the representation by the Firm of GTA in the Matters will not adversely affect the Firm's relationship with the Legends Parties with respect to any present or past representation of the Legends Parties by the Firm.

         Understandably, we take very seriously the potential for conflict inherent in our representation of clients and the conditions of any waiver a client might make. GTA and each of

W. Bradley Blair, II, Larry D. Young, and Danny Young, July 27, 2001--Page 3



the Legends Parties acknowledge that they have sought advice from independent counsel regarding this conflict waiver.

         Please review the foregoing and, if it meets with your and your counsel's approval, sign a copy of this letter and return it to me in the enclosed envelope provided. BY SIGNING THIS LETTER, EACH OF YOU REPRESENTS AND WARRANTS THAT YOU UNDERSTAND THE POTENTIAL FOR CONFLICT OF INTEREST AND THAT YOU VOLUNTARILY AND INTELLIGENTLY WAIVE ANY SUCH CONFLICT WHICH MIGHT NOW EXIST OR ARISE IN THE FUTURE.


                                        NEXSEN PRUET JACOBS POLLARD
                                        & ROBINSON, LLC

                                        By: /s/ Matthew J. Norton, Esq.
                                            ---------------------------------
                                            Matthew J. Norton, Esq.
                                            Member


         The undersigned consents to your Firm's representation of Golf Trust of America, L.P., with respect to the above-referenced issues, which waiver is subject to the terms set forth above.




Date:      7/30/01               Golf Trust of America, L.P., a Delaware
     --------------------        limited partnership

                                      By:  GTA GP, Inc., a Maryland corporation,
                                           its general partner


                                 By: /s/  W. Bradley Blair, II
                                     -------------------------------
                                 Name: W. Bradley Blair, II
                                      ------------------------------
                                 Its:      President
                                      ------------------------------


Date:      7/29/01               Golf Legends, Ltd.
     --------------------


                                 By:  /s/ Larry D. Young
                                    -----------------------------------------
                                 Name: Larry D. Young
                                      ---------------------------------------
                                 Its:  President
                                     ----------------------------------------


W. Bradley Blair, II, Larry D. Young, and Danny Young, July 27, 2001--Page 4



Date:      7/29/01               Legends Golf Holding, LLC
     --------------------

                                 By:  /s/ Larry D. Young
                                      -----------------------
                                 Name: Larry D. Young
                                      -----------------------
                                 Its:    Manager
                                      ------------------------



Date:      7/29/01               Legends at Bonaventure, Inc.
     --------------------

                                 By:   /s/ Larry D. Young
                                      ----------------------------
                                 Name: Larry D. Young
                                      ----------------------------
                                 Its:  President
                                      ----------------------------



Date:  7/29/01                   Legends National Golf Management, LLC
     --------------------


                                 By: /s/ Larry D. Young
                                     ------------------------
                                 Name: Larry D. Young
                                      -----------------------
                                 Its:    Manager
                                      -----------------------



Date:  7/29/01                   /s/ Larry D. Young
     --------------------        -----------------------------
                                 Larry D. Young, individually



Date:  7/29/01                   /s/ Danny Young
     --------------------        -----------------------------
                                Danny Young, individually



                                   EXHIBIT E

                           LEASE TERMINATION DOCUMENTS





                                  Exhibit E-1

DRAWN BY AND RETURN TO:
Parker, Poe, Adams & Bemstein L.L.P. (Box 225) (JWD)
Three First Union Center
401 South Tryon Street, Suite 3000
Charlotte, NC 28202



STATE OF FLORIDA
COUNTY OF BROWARD                                    TERMINATION OF LEASE
                                                     AND OTHER AGREEMENTS
                                                     (BONAVENTURE GOLF COURSE)



         THIS TERMINATION OF LEASE AND OTHER AGREEMENTS (this "Termination") is made and entered into effective as of the ____ day of _____________, 2001 ("Termination Date"), by and between GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership ("Landlord"), and LEGENDS AT BONAVENTURE, INC. (formerly Emerald Dunes-Bonaventure, Inc.), a Florida corporation ("Tenant").

         WHEREAS, Landlord and Tenant entered into that certain Lease dated January 1, 1998, as amended (i) by that certain First Amendment to Lease Agreement dated October 1, 1998, (ii) by that certain Second Amendment to Lease Agreement dated March 22, 1999, (iii) by that certain Third Amendment to Lease Agreement dated July 1, 1999, (iv) by that certain Fourth Amendment to Lease Agreement dated December 31, 1999, and (v) as further amended, if amended (collectively, the "Lease"), whereby Landlord leased to Tenant the premises known as Bonaventure Golf Course located in Broward County, Florida (the "Premises") as more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference.

         WHEREAS, Landlord and Tenant wish, each for itself and for its affiliates, transferees, successors and assigns, to terminate and cancel the Lease and any and all management and pledge agreements and all other agreements, instruments and documents (if any) between Landlord and Tenant pertaining to the Premises (collectively, "Other Agreements").

         NOW, THEREFORE, for and in consideration of the premises contained herein, One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

         1. TERMINATION DATE. The Lease and the Other Agreements shall remain in full force and effect until the Termination Date. As of the Termination Date, the Lease and the Other Agreements and all the terms, provisions and obligations contained therein shall cease and terminate and be of no further force and effect, and the parties shall proceed to prorate all amounts due thereunder as provided therein and otherwise proceed with the termination provisions expressly set forth in the Lease and the Other Agreements.

         2. BINDING AGREEMENT. This Termination shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

         3. COUNTERPARTS. This Termination may be executed in multiple counterparts, with all counterparts taken together deemed to be one (1) document.

         IN WITNESS WHEREOF, the parties have executed this Termination by authority duly given effective as of the day and year first written above.

                                    LANDLORD:

                                    GOLF TRUST OF AMERICA, L.P.,
                                     a Delaware limited partnership

                                    By:    GTA GP, INC., a Maryland
                                           corporation, its general partner


                                    By:
                                           ------------------------------------


                                    Title:
                                           ------------------------------------



                                     TENANT:

                                     LEGENDS AT BONAVENTURE, INC., a Florida
                                     corporation


                                     By:  /s/ Larry D. Young
                                         -------------------------------


                                     Title:  President
                                           ------------------------------

STATE OF
        --------------------------------

COUNTY OF
         -------------------------------


         I, _________________________, a Notary Public of _____________________
         County, State of , ___________________________ certify that
         ___________________________ personally came before me this day and acknowledged that he/she is ________________ President of GTA GP, Inc., a Maryland corporation, general partner of Golf Trust of America, L.P., a Delaware limited partnership, and that by authority duly given and as the act of the corporation as general partner of Golf Trust of America, L.P., the foregoing instrument was signed in its name by its President.

         Witness my hand and official seal this ______ day of _____________, 2001.



                                      ------------------------------------
                                               Notary Public

                                      Print Name:
                                                 ------------------------------
                                      [NOTE:  NOTARY PUBLIC MUST SIGN EXACTLY AS
                                      ON NOTARY SEAL]


My Commission Expires:
                      ---------------------



                                    [NOTARY SEAL]

STATE OF SOUTH CAROLINA
         ---------------

COUNTY OF  HORRY
           -------------

         I, LARRY G. WOODBERRY, a Notary Public of GEORGETOWN County, State of SOUTH CAROLINA, do hereby certify that LARRY D. YOUNG personally appeared before me this day and acknowledged that he/she is President of Legends of Bonaventure, Inc., a Florida corporation, and that he/she, as President, being authorized to do so, executed the foregoing instrument on behalf of said corporation.

         Witness my hand and official stamp or seal this 29TH day of JULY, 2001.
                                                         ----        ----


                                 /s/ Larry G. Woodberry
                                 ------------------------------------
                                           Notary Public

                                 Print Name:  Larry G. Woodberry
                                            -------------------------
                                 [NOTE:  NOTARY PUBLIC MUST SIGN EXACTLY AS
                                 ON NOTARY SEAL]


My Commission Expires: MARCH 2010
                       ------------------------



                                  [NOTARY SEAL]

                                   EXHIBIT A


                                   BONAVENTURE


                     FIRST AMERICAN TITLE INSURANCE COMPANY

FATICO File No.:  26170/GML/sg                         Policy No.:  FA-35-00212
Agent's File No. 72391-09633


                                   EXHIBIT "A"


The six fee parcels and easement parcels located in Broward County, Florida as follows:

                                  Fee Parcel 1

Tract 60, BONAVENTURE, according to the Plat thereof, as recorded in Plat Book 82, Page 43, Public Records of Broward County, Florida

Less and Except the following two parcels:

PARCEL 104               FEE SIMPLE LIMITED ACCESS RIGHT OF WAY

(A) A portion of Tract 60 of Bonaventure, according to the Plat thereof, recorded in Plat Book 82 at Page 43, Public Records of Broward County, described as follows:

COMMENCE at the Northeast corner of Section 5, Township 50 South, Range 40 east; thence run South 0(DEG.) 03'06" East, 2047.07 feet along the East line of said
Section 5; thence North 75(DEG.) 22' 54" West 103.37 feet to the POINT OF BEGINNING; thence continue North 75(DEG.) 22' 54" West 165.70 feet; thence
South 89(DEG.) 52' 27" West 18.52 feet to the beginning of a curve concave to the Southwesterly having a radius of 8620.37 feet; thence from a tangent bearing of South 67(DEG.) 37' 09" East run Southeasterly along said curve 194.38 feet through a central angle of 1(DEG.) 17' 31" to the end of said curve; thence North 0(DEG.) 03' 06 West 34.26 feet to the POINT OF BEGINNING.

Together with all rights of ingress, egress, light, air and view between the grantor's remaining property and any facility constructed on the above described property;

ALSO                     FEE SIMPLE RIGHT OF WAY

(B) A portion of Tract 60 of Bonaventure, according to the Plat thereof, recorded in Plat Book 82, Page 43, Public Records of Broward County, Florida described as follows:

COMMENCE at the Northeast corner of Section 5, Township 50 South, Range 40 East; thence run South 0(DEG.) 03' 06" East 2047.07 feet along the east line of said
Section 5; thence North 75(DEG.) 22' 54" West 269.07 feet; thence South
89(DEG.) 52' 27" West 18.52 feet to the beginning of a curve concave to the Southwesterly having a radius of 8620.37 feet and the POINT OF BEGINNING; thence from a tangent bearing of South 67(DEG.) 37' 09" East run Southeasterly along said curve 194.38 feet through a central angle of 1(DEG.) 17' 31" to the end of said curve; thence South 0(DEG.) 03' 06" East 74.33 feet to the beginning of a curve concave to the Southwesterly having a radius of 8552.37 feet; thence from a tangent bearing of North 66(DEG.) 07' 36" West run Northwesterly along said curve 390.86 feet through a central angle of 02(DEG.)37' 07" to the end of said curve; thence North 89(DEG.) 52' 27" East 181.96 feet to the POINT OF BEGINNING.

                     FIRST AMERICAN TITLE INSURANCE COMPANY

FATICO File No.:  26170/GML/sg                         Policy No.:  FA-35-00212
Agent's File No. 72391-09633

                                  Fee Parcel 2

Tract 61, BONAVENTURE, according to the Plat thereof, as recorded in Plat Book 82, Page 43, Public Records of Broward County, Florida;

                                  Fee Parcel 3

See Schedule A-1 attached

                                  Fee Parcel 4

Tract 59, less the Easterly 100 feet of the South 80 feet thereof, BONAVENTURE, according to the Plat thereof, as recorded in Plat Book 82, Page 43, Public Records of Broward County, Florida;

                                  Fee Parcel 5

A portion of Tract 16, BONAVENTURE, according to the Plat thereof, as recorded in Plat Book 82, Page 43, Public Records of Broward County, Florida, more particularly described as follows:

Begin at the Southeast corner of said Tract 16; thence North 11 degrees 09 minutes 33 seconds East for 168.57 feet; thence North 05 degrees 40 minutes 37 seconds East for 647.03 feet; thence North 02 degrees 58 minutes 40 seconds East for 253.48 feet; thence North 78 degrees 58 minutes 17 seconds West for 252.43 feet, said last 4 courses being coincident with the boundary line of Tract 16; thence South 01 degrees 40 minutes 23 seconds West for 182.89 feet; thence South 03 degrees 25 minutes 35 seconds West for 465.59 feet; thence South 00 degrees 50 minutes 35 seconds East for 410.19 feet to a point on a circular curve concave to the South from which a line bears South 07 degrees 48 minutes 01 seconds West to the radius point; thence Southeasterly along a circular curve to the right, having a radius of 552.00 feet and a central angle of 04 degrees 00 minutes 13 seconds for an arc distance of 38.57 feet; Thence run South 67 degrees 15 minutes 27 seconds East for 85.57 feet to a point on the Northerly right-of-way line of Blatt Boulevard; Thence run South 74 degrees 34 minutes 25 seconds East for 50.00 feet to the Point of Beginning.

                                  Fee Parcel 6

A portion of Tract 57, BONAVENTURE, according to the Plat thereof, as recorded in Plat Book 82, Page 43 of the Public Records of Broward County, Florida, more particularly described as follows:

COMMENCE at the Northeast corner of Tract 22, FLORIDA FRUIT LANDS COMPANY'S SUBDIVISION NO. 1, according to the plat thereof, as recorded in Plat Book 2, Page 17 of the Public Records of Dade County, Florida;

THENCE North 89(DEG.) 52' 54" West, along the North line of said Tract 22, a distance of 84.11 feet to the POINT OF BEGINNING;

THENCE, continue North 89(DEG.)52' 54" West, along said North line, 173.44 feet;

                           SCHEDULE A-1 (Page 1 of 3)


Fee Parcel 3 of Bonaventure


Tract 15 LESS the parcels described below and Tract 29, BONAVENTURE, according to the Plat thereof, as recorded in Plat Book 82, Page 43, Public Records of Broward County, Florida.

LESS THE FOLLOWING DESCRIBED PARCELS:

A portion of Tract 15, BONAVENTURE, according to the plat thereof, as recorded in Plat Book 82, Page 43, of the Public Records of Broward County, Florida, more particularly described as follows:

Commencing at the Northeast corner of Tract 15, said point being the Southeast corner of Tract 58 of said plat of BONAVENTURE and lying on the West Right-of-Way line of Country Club Road (106.00 feet wide); thence North
63(DEG.) 51' 17" West, along the North line of said Tract 15, and South line of said Tract 58, for a distance of 87.13 feet to the Point of Beginning; thence South 22(DEG.)39'49" West, 127.54 feet; thence South 27(DEG.) 12'51" West,
18.16 feet; thence South 80(DEG.) 45'54" West, 2.65 feet; thence South
85(DEG.) 48'54" West, 74.43 feet; thence North 04(DEG.)11'06" West, 91.30 feet; thence North 26(DEG.)08'43" East, 105.78 feet to an intersection with said North line of Tract 15; thence South 63(DEG.)51'17" East, along the said North line of Tract 15 for a distance of 105.10 feet to the Point of Beginning.

                           SCHEDULE A-1 (Page 2 of 3)

ALSO LESS:

A portion of Tract 15, BONAVENTURE, according to the plat thereof, as recorded in Plat Book 82, Page 43, of the Public Records of Broward County, Florida, more particularly described as follows:

Commencing at the Northeast corner of said Tract 15, said point lying on the Westerly Right-of-Way line of Country Club Road, (106.00 feet wide); thence South 23(DEG.)55'46" West, along said Westerly Right-of-Way line, 45.63 feet, to the beginning of a tangent curve concave to the East; thence Southwesterly along said Westerly Right-of-Way line and along the arc of said curve, having a radius of 458.25 feet, a delta of 15(DEG.)29'48", an arc distance of 123.94 feet, to the Point of Beginning(a radial line through said point bears South 81(DEG.) 34'02"East); thence Southerly along said Westerly Right-of-Way line and along the arc of said curve having a radius of 458.25 feet, a delta of 23(DEG.)18'08", an arc distance of 186.37 feet to a Point of Tangency; thence South 14(DEG.) 52'10"East, along said Westerly Right-of-Way line, 268.94 feet, to the beginning of a tangent curve concave to the Northeast; thence Southeasterly along said Westerly Right-of-Way line and along the arc of said curve, having a radius of 958.25 feet, a delta of 07(DEG.)43'24", an arc distance of 129.17 feet to an intersection with a non-radial line (a radial line through said point bears North 67(DEG.)24'26" East); thence North
81(DEG.)19'35" West, 73.13 feet; thence North 68(DEG.)25'49" West, 28.07 feet; thence North 87(DEG.)59'29" West,68.62 feet; thence South
71(DEG.)44'14" West, 53.11 feet; thence North 68(DEG.)09'10" West, 48.03 feet; thence North 75(DEG.)03'02" West, 14.41 feet; thence North 34(DEG.)
55'44" West, 49.44 feet; thence North 01(DEG.)55'55" East, 444.93 feet; thence North 15(DEG.)18'56" East, 31.05 feet; thence North 60(DEG.) 54'24" East,
7.69 feet; thence North 02(DEG.)48'32" East, 154.65 feet to the Point of Beginning.

ALSO LESS:

A portion of Tract 15, BONAVENTURE, according to the Plat thereof, as recorded in Plat Book 82, Page 43 of the Public Records of Broward County, Florida, more particularly described as follows:

Commencing at the Southwest corner of said Tract 15, said point


                           SCHEDULE A-1 (Page 3 of 3)


Fee Parcel 3 of Bonaventure, continued


also being located on the Northerly Right-of-Way line of Blatt Boulevard (80 feet wide); thence North 69(DEG.)16'59" East along said Northerly Right-of Way line, 103.22 feet to the Point of Beginning; thence North 35(DEG.)04'07" West,
451.69 feet; thence North 54(DEG.)55'53" East, 117.87 feet; thence South 65(DEG.)21'16" East, 23.87 feet; thence South 74(DEG.)12'38" East, 37.89 feet; thence South 86(DEG.)11'05"East, 112.21 feet; thence South 61(DEG.)03'22" East, 16.98 feet; thence South 27(DEG.)11'52" East, 27.12 feet; thence South 21(DEG.) 33'48" East, 28.07 feet; thence South 34(DEG.)41'19" East, 49.93 feet; thence South 42(DEG.)21'02" East, 48.37 feet; thence South 35(DEG.)02'24" East, 37.13 feet; thence South 27(DEG.)16'07" East, 46.92 feet; thence South 09(DEG.)26'55" East, 41.88 feet; thence South 28(DEG.)52'17" East, 40.28 feet; thence South 32(DEG.)50'57" East, 69.29 feet to an intersection with said Northerly Right-of-Way line of Blatt Boulevard and with the arc of a non-radial curve concave to the South (a Radial line through said point bears South 08(DEG.)37'58" East); thence Northwesterly along said North Right-of-Way line and the arc of said curve, having a radius of 540.00 feet, a delta of 12(DEG.)05'03", an arc distance of 113.89 feet to a Point of Tangency; thence South 69(DEG.)16'59" West along said Northerly Right-of-Way line, 109.48 feet to the Point of Beginning.

                     FIRST AMERICAN TITLE INSURANCE COMPANY

FATICO File No.:  26170/GML/sg                         Policy No.:  FA-35-00212
Agent's File No. 72391-09633




THENCE, North 00(DEG.)05'29" East, 195.73 feet;

THENCE, South 89(DEG.) 52'54" East, 257.55 feet to a point on the East line of the West one-half (W 1/2) of Section 5, Township 50 South, Range 40 East, said line also being the centerline of a 50.00 foot wide utility and access easement as shown on said BONAVENTURE Plat;

THENCE, South 00(DEG.)05'29" West, along said line, 120.00 feet;

THENCE, North 89(DEG.)52' 54" West, 83.53 feet;

THENCE, South 00(DEG.) 31'49" West, 75.73 feet to the POINT OF BEGINNING.


                               Easement Parcel 1A

Non-Exclusive right, privilege and easement, in favor of Fee Parcel 6 for: i) 50 foot Utility and Access Easement; ii) 25 foot Utility and Access Easement; and
iii) 20 foot Utility and Access Easement as shown on the Plat of BONAVENTURE, recorded in Plat Book 82, Page 43, of the Public Records of Broward County, Florida;

                               Easement Parcel 1B

Non-Exclusive right, privilege and easement for use of 25 foot Access Easement as shown on the Plat of DOROTHEA SABETY PROPERTY, as recorded in Plat Book 152, Page 46, of the Public Records of Broward County, Florida;

                                Easement Parcel 2

Non-Exclusive easement in Cart Path Easement, by and between Bonaventure Country Club Associates and Newbon Land Partners, Ltd., dated May 2, 1997, and recorded in Official Records Book 26400, Page 56, of the Public Records of Broward County, Florida;

                                Easement Parcel 3

Easement to maintain encroachment, support and for access to maintain and repair in Easement Agreement by and between Bonaventure Country Club Associates and Hillbern Inc., dated May 2, 1997, and recorded in Official Records Book 26400, Page 45, of the Public Records of Broward County, Florida.

             IN THE COUNTY COURT IN AND FOR BROWARD COUNTY, FLORIDA

                                 CIVIL DIVISION

                                         CASE NO.

GOLF TRUST OF AMERICA, L.P., a
Delaware limited partnership,

Plaintiff,

v.

LEGENDS AT BONAVENTURE, INC.,
a Florida corporation,

Defendant.

                                    /
-----------------------------------


                            STIPULATION OF SETTLEMENT
                        AND AGREEMENT TO VACATE PREMISES


         Plaintiff Golf Trust of America, L.P. ("Golf Trust") and defendant Legends at Bonaventure, Inc. ("Legends"), enter into this Stipulation of Settlement and Agreement to Vacate Premises, and state as follows:

         WHEREAS, Golf Trust leased to Legends pursuant to that certain written lease dated January 1, 1998, as modified and assigned (the "Lease"), certain commercial premises located in Weston, Broward County, Florida, commonly known as the Bonaventure Country Club (the "Premises");

         WHEREAS, on _____________, 2001, Golf Trust filed this action against Legends for possession of the Premises.

         WHEREAS, Legends is willing to vacate the Premises on 12:01 a.m. eastern daylight time _____________, 2001 under certain conditions;


                                  Exhibit E-2

         WHEREAS, in light of the uncertainty and cost of litigation, Golf Trust and Legends have amicably resolved their present disputes concerning the Lease; and

         WHEREAS, this Stipulation of Settlement is in the best interest of all parties to this Stipulation.


         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


         1. The parties agree that the above recitations are true and correct.

         2. Legends agrees to voluntarily vacate and turn over the Premises to Golf Trust on or by 12:01 a.m. eastern daylight time _________, 2001 . The parties agree that the term of the Lease shall expire on 12:01 a.m. eastern daylight time ________, 2001.

         3. If Legends fails to vacate the Premises on or by _________, 2001, then upon the filing by Golf Trust of an Affidavit of Default, and without further need of hearing or notice, Golf Trust shall be entitled to the immediate entry of a Final Judgment for Possession of the Premises, including the issuance of a writ of possession forthwith, and for damages against Legends equal to any amounts which may arise in accordance with the terms of the Termination and Release Agreement executed as of even date herewith by and between Golf Trust, Legends and [LIST PLEDGORS] (attached hereto as EXHIBIT "A") and double the monthly rent, pro-rated for the period of time of the holdover, and reasonable attorneys' fees and court costs incurred by Golf Trust in enforcing the Stipulation.

         4. Upon satisfaction of all conditions under this Stipulation and the timely turnover of the Premises by Legends, Golf Trust shall dismiss its Complaint with prejudice. The parties also agree to exchange general releases upon full performance of the Stipulation.


                                  Exhibit E-3

         1. The parties agree that they will execute, and cooperate in the execution of, any and all documents necessary to carry out the intent and purpose set forth herein.

         2. This Stipulation is contingent upon approval by this Court. If such approval is denied or conditioned, then this Stipulation shall be void and of no legal effect, and the parties restored to their respective positions as they existed prior the execution of the Stipulation. The parties hereto agree to fully cooperate in pursuing and achieving this Court's approval of the terms and conditions of the Stipulation. This Stipulation shall become effective upon the entry by this Court of the Agreed Order attached hereto as EXHIBIT "A". The parties expressly consent to the EX PARTE submission of this Stipulation and the Agreed Order by Golf Trust for the Court's consideration.


         3. This Stipulation will be binding upon and inure to the benefit of the parties hereto and their successors in interest and assigns thereof.

         4. This Stipulation shall be construed and governed by the laws of the State of Florida.

         5. This Stipulation supersedes those provisions in the Lease concerning the remaining term of the Lease. The lease shall be deemed terminated pursuant to the terms of the Termination and Release Agreement attached hereto as EXHIBIT "A", and the Termination and Release Agreement along with this Stipulation constitutes the entire agreement by and between the parties with respect to present disputes concerning the Lease. The undersigned hereby acknowledge that there are no communications or oral understandings contrary to or different from this Stipulation.

         6. This Court shall expressly retain jurisdiction to enforce and construe the provisions of this Stipulation. The parties hereto consent to the retention of jurisdiction of this



                                  Exhibit E-4

Court for the determination of any disputes under this Stipulation, including, if necessary, the entry of a Final Judgment in accordance with paragraph 4 of this Stipulation.

     7. This Stipulation may be executed in one or more counterparts, each counterpart to be considered an original portion of this Stipulation and all of which shall constitute a singular document.

                                   HOLLAND & KNIGHT LLP
                                   Attorneys for Plaintiff
                                   701 Brickell Avenue
                                   30th Floor
                                   Miami, Florida 33131
                                   Tel. (305) 789-7713
                                   Fax (305 789-7799


                                   By:
                                      ----------------------------
                                       Jose A. Casal
                                       Fla. Bar No. 767522

                                   Dated:                  , 2001
                                          ------------ ---


                                   GOLF TRUST OF AMERICA, L.P.,
                                   a Delaware limited partnership

                                   By: GTA GP, Inc., a Maryland corporation

                                   By:
                                      ------------------------
                                   Name:
                                        ----------------------
                                   Title:
                                         ---------------------

                                   Dated:                  , 2001
                                          ------------ ---

                                   [INSERT LEGENDS LOCAL COUNSEL INFO.]


                                    By:
                                       ---------------------

                                    Dated:                , 2001
                                          ------------ ---



                                  Exhibit E-5

                                    LEGENDS AT BONAVENTURE, INC.,
                                    a Florida corporation


                                   By:
                                      ------------------------
                                   Name:
                                        ----------------------
                                   Title:
                                         ---------------------

                                   Dated:                  , 2001
                                          ------------ ---


                                  Exhibit E-6

             IN THE COUNTY COURT IN AND FOR BROWARD COUNTY, FLORIDA

                                 CIVIL DIVISION

                                                          CASE NO.
GOLF TRUST OF AMERICA, L.P., a
Delaware limited partnership,


Plaintiff,

v.

LEGENDS AT BONAVENTURE, INC., a
Florida corporation,

Defendant.

                                    /
-----------------------------------


                       AGREED FINAL JUDGMENT OF POSSESSION

         THIS CAUSE came before the Court upon consideration of paragraph 4 of the Stipulation of Settlement and Agreement to Vacate Premises (the "Stipulation") filed by the parties and the Affidavit of Default filed by plaintiff Golf Trust of America, L.P., and the parties having stipulated to the entry of this judgment for possession, and being otherwise fully advised in the premises, it is

         ORDERED AND ADJUDGED as follows:

         1. Plaintiff Golf Trust of America shall recover from Defendant Legends at Bonaventure, Inc., possession of the real property and commercial premises known as the Bonaventure Country Club, located in Weston, Broward County, Florida, for which a Writ of Possession shall be issued by the Clerk of the Court and delivered to the sheriff for execution forthwith in accordance with Rule 1.580(a) of the Florida Rules of Civil Procedure.

                                  Exhibit E-7

         2. The Court expressly reserves jurisdiction to determine the amount of money damages and attorneys' fees and costs to be awarded to plaintiff in accordance with paragraph 4 of the Stipulation.

         DONE and ORDERED in Chambers, at Weston, Broward County, Florida, this ______ day of ___________, 2001.


                                       -----------------------------
                                       COUNTY JUDGE

COPIES PROVIDED TO:

Jose A. Casal, Esq.
HOLLAND & KNIGHT LLP
COUNSEL FOR PLAINTIFF
701 Brickell Avenue
Suite 3000
Miami, Florida  33131


[INSERT LEGENDS FLORIDA COUNSEL INFO.]

By:
   --------------------------


Dated:                       , 2001
      ----------------- -----



                                   Exhibit E-8

             IN THE COUNTY COURT IN AND FOR BROWARD COUNTY, FLORIDA

                                 CIVIL DIVISION

                                        CASE NO.

GOLF TRUST OF AMERICA, L.P., a
Delaware limited partnership,

Plaintiff,

v.

LEGENDS AT BONAVENTURE, INC. a
Florida corporation,

Defendant.


                                    /
-----------------------------------

                AGREED ORDER APPROVING STIPULATION OF SETTLEMENT

         THIS CAUSE having come before the Court upon the Stipulation of Settlement and Agreement to Vacate Premises filed by the parties, and the parties being in agreement, and the Court being otherwise fully advised in the premises, it is hereby--

         ORDERED AND ADJUDGED that the Stipulation of Settlement is approved and ratified by this Court. This Court shall retain jurisdiction to enforce and construe the provisions of the Stipulation of Settlement, and to determine any disputes arising thereunder.

         DONE and ORDERED in Chambers, at Weston, Broward County, Florida, this ______ day of ___________, 2001.



                                          -----------------------------
                                          COUNTY JUDGE



                                   Exhibit E-9

COPIES PROVIDED TO:

Jose A. Casal, Esq.
HOLLAND & KNIGHT LLP
COUNSEL FOR PLAINTIFF
701 Brickell Avenue
Suite 3000
Miami, Florida  33131


[INSERT LEGENDS FLORIDA COUNSEL INFO.]


By:
    -----------------------------


Dated:                            , 2001
       --------------------- -----



                                  Exhibit E-10

                                   EXHIBIT F

                                    GUARANTY


         THIS GUARANTY ("GUARANTY") is made as of this 30 day of July, 2001, by LARRY YOUNG, an individual, and DANNY YOUNG, an individual (collectively, as "GUARANTOR"), in favor of GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership ("GTA").
                                 R E C I T A L S

                  A. GTA and one of Guarantor's Affiliates ("BUYER") have entered into that certain Purchase Agreement dated February 14, 2001 (as amended, modified or supplemented from time to time, collectively, the "PURCHASE AGREEMENT"), GTA and one of Guarantor's other Affiliates ("TENANT") have entered into that certain Lease dated as of January 1, 1998 (as assigned, amended, modified or supplemented from time to time, collectively, the "LEASE"), and GTA, Buyer, Tenant and Guarantors have entered into that certain First Amendment to Purchase Agreement, Fifth Amendment to Lease Agreement (Bonaventure Golf Club) and Settlement Agreement (the "AMENDMENT AGREEMENT"). Pursuant to the Amendment Agreement, Buyer and Tenant have agreed to execute and deliver the Bonaventure Transition Agreement (defined therein). The Purchase Agreement provides for, among other things, the sale by GTA to Buyer of certain real property known as the Bonaventure Country Club and more particularly described in the Purchase Agreement (the "PROPERTY"). Pursuant to the Lease, GTA has leased to Tenant the Property. The Amendment Agreement amends the Purchase Agreement and the Lease and sets forth certain other agreements between the parties with respect to the Property. The Bonaventure Transition Agreement provides for the transition of the Property (and the golf course thereon) from Tenant to a third-party.

                  B. Buyer has delivered to GTA various notices purporting to terminate its obligation to purchase the Property pursuant to various provisions of the Purchase Agreement and disputing its obligation to purchase the Property, and GTA has responded that it does not agree with Buyer's interpretation of the Purchase Agreement and disputes its purported right to terminate its obligation to purchase the Property.

                  C. GTA and Buyer desire to consummate certain transactions provided for in the Purchase Agreement other than the purchase and sale of the Property, and in connection therewith, GTA, Buyer and Tenant desire to amend and modify the Purchase Agreement and the Lease pursuant to the Amendment Agreement to provide for, among other things, (i) the closing of such other transactions while reserving the parties' respective rights with respect to the Property,
(ii) an expedited and mutually agreed-upon procedure for the timely and expeditious resolution of the dispute regarding Buyer's obligation to purchase the Property, (iii) Tenant's agreement to continue to lease the Property throughout the dispute resolution process (and, potentially, for a period of time thereafter), notwithstanding any contrary provisions of the Purchase Agreement, (iv) an adjustment to the rental obligations of Tenant under the Lease, and (v) certain modifications to the Purchase Agreement relating to the purchase and sale of the Property. As a condition to GTA's agreement to execute and deliver the Amendment Agreement so amending the Purchase Agreement and Lease (and providing all other agreements of GTA therein), GTA has required that Guarantor execute and deliver to GTA this fully binding guaranty of the Buyer's and Tenant's respective obligations under the Amendment Agreement, the Purchase Agreement, the Lease and the Bonaventure Transition Agreement (if executed).

                  D. Each Guarantor is a direct or indirect (as the case may be) parent of, and has a direct or indirect financial and other significant interests in and relationships with, each of Buyer and Tenant.

                  E. GTA would not execute any agreement described in RECITAL C above, or amend the Purchase Agreement and Lease as provided therein, or agree to consummate any of the transactions under the Purchase Agreement without concurrently consummating the purchase and sale of the Property if Guarantor did not execute and deliver to GTA this Guaranty.

                  NOW, THEREFORE, for and in consideration of the execution by GTA of the Amendment Agreement (and GTA's agreement to consummate all other transactions generally described therein), and as a material inducement to GTA to execute said Amendment Agreement and consummate the transactions generally described in RECITAL C, Guarantor hereby absolutely, unconditionally and irrevocably, subject only to the terms and limitations hereof (with particular reference to SECTION 8 below), guaranties (individually and collectively, the "GUARANTEED OBLIGATIONS"): (i) the full and prompt payment and performance by Buyer of each and every one of the terms, conditions and covenants to be kept and performed by Buyer under the Purchase Agreement (including, without limitation, its obligation to purchase the Property (if applicable) or to pay to GTA liquidated damages upon its failure to so purchase the Property), (ii) the full and prompt payment and performance by Tenant of each and every one of the terms, conditions and covenants to be kept and performed by Tenant under the Lease (including, without limitation, its obligation to pay any and all rental and/or other amounts thereunder and its obligation to surrender the Property pursuant thereto), (iii) the full and prompt payment and performance by Buyer and Tenant of each and every one of the terms, conditions and covenants to be kept and performed by Buyer or Tenant under the Amendment Agreement (including, without limitation, any obligation to purchase the Property (if applicable) or to pay to liquidated damages thereunder), and (iv) the full and prompt payment and performance by Tenant of each and every one of the terms, conditions and covenants to be kept and performed by Tenant under the Bonaventure Transition Agreement, all in the manner and within the time periods set forth and provided in the Purchase Agreement or Lease, as the case may be, and Guarantor further agrees as follows:

                  1. It is specifically agreed and understood that the terms of the Purchase Agreement, Lease, Amendment Agreement and/or Bonaventure Transition Agreement may be altered, affected, modified or changed, and may be assigned, from time to time by agreement between GTA and Buyer or Tenant, the case may be, and that this Guaranty shall thereupon and thereafter guaranty the Guaranteed Obligations as so changed, modified, altered or assigned.

                  2. This Guaranty shall not be released, modified or affected by failure or delay on the part of GTA to enforce any of the rights or remedies of GTA under the Purchase Agreement, the Lease, the Amendment Agreement or the Bonaventure Transition Agreement, whether pursuant to the terms thereof or at law or in equity, except under circumstances where Buyer or Tenant, as the case may be, is released therefrom.

                  3. This Guaranty shall not be impaired or affected by the following (whether or not Guarantor shall have had notice or knowledge of the same): (i) any extension or indulgence by GTA in respect of the performance of or compliance with any Guaranteed Obligations; (ii) any action or inaction by GTA in respect of the Purchase Agreement, the Lease, the Amendment Agreement or the Bonaventure Transition Agreement, except in circumstances where such action or inaction would release Buyer or Tenant, as the case may be, from any obligation or liability thereunder; (iii) any change in the name or identity of Buyer or Tenant or any other person or entity referred to in this Guaranty, or
(iv) the dissolution of Buyer or Tenant or any other person or entity referred to in this Guaranty.

                  4. Without limiting the generality of the foregoing, but subject to the limitations of SECTION 8 below, Guarantor hereby waives any and all benefits and defenses it may have under any applicable laws or statutes and agrees that by doing so Guarantor's liability under this Guaranty shall continue until all Guaranteed Obligations have been fulfilled and fully performed and satisfied, and all sums (if any) due and payable to GTA under the Purchase Agreement, the Lease, the Amendment Agreement and the Bonaventure Transition Agreement have been paid in full, even if the Guaranteed Obligations are altered in any respect. If all or any portion of the Guaranteed Obligations are paid or performed by Buyer or Tenant, the obligations of Guarantor hereunder shall continue and remain in full force and effect in the event that all or any part of such payment(s) or performance(s) is/are avoided or recovered directly or indirectly from GTA as a preference, fraudulent transfer or otherwise.

                  5. Guarantor warrants and represents to GTA that it now has and will continue to have full and complete access to any and all information concerning the Purchase Agreement, the Lease, the Amendment Agreement and the Bonaventure Transition Agreement, the value of the assets owned or to be acquired by Buyer and Tenant, Buyer's and Tenant's financial status and their respective ability to pay and perform the Guaranteed Obligations. Guarantor further warrants and represents that it has reviewed and approved copies of the Purchase Agreement, Lease, Amendment Agreement and Bonaventure Transition Agreement and is fully informed of the remedies available to GTA thereunder. So long as any of Guarantor's obligations hereunder remain unsatisfied or owing to GTA, Guarantor shall keep fully informed as to all aspects of Buyer's and Tenant's financial condition and the performance of the Guaranteed Obligations.

                  6. Guarantor hereby waives: (i) all notices to Guarantor, to Buyer, to Tenant, or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, assignment, modification or accrual of any of the Guaranteed Obligations and enforcement of any right or remedy with respect thereto, and notice of any other matters relating thereto; (ii) notice of acceptance of this Guaranty; (iii) demand of payment, presentation and protest; (iv) subject to the provisions of
SECTION 8 below, any right to require GTA to proceed against or apply any security deposit or other security it may hold; (v) subject to the provisions of
SECTION 8 below, any right to require GTA to pursue any other remedy in GTA's power whatsoever against any party (except as otherwise expressly provided in this Guaranty below); and (vi) all principles or provisions of law which conflict with the terms of this Guaranty.

                  7. The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any case, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Buyer or Tenant or by any defense which Buyer or Tenant may have by reason of the order, decree or decision of any court or administrative body resulting from any such case. GTA shall have the sole right to accept or reject any plan on behalf of Guarantor proposed in such case and to take any other action that Guarantor would be entitled to take, including, without limitation, the decision to file or not to file a claim. Guarantor acknowledges and agrees that any payment which accrues with respect to Buyer's obligations under the Purchase Agreement, Tenant's obligations under the Lease, Buyer's or Tenant's obligations under the Amendment Agreement, or Tenant's obligations under the Bonaventure Transition Agreement, as the case may be, after the commencement of any such proceeding (or, if any such payment ceases to accrue by operation of law by reason of the commencement of said proceeding, such payment as would have accrued if said proceedings had not been commenced) shall be included in Guarantor's obligations hereunder because it is the intention of the parties that said obligations should be determined without regard to any rule or law or order pertaining to such proceeding which may relieve Buyer of any of its obligations under the Purchase Agreement, Tenant of any of its obligations under the Lease, Buyer or Tenant of any of its obligations under the Amendment Agreement, or Tenant of any of its obligations under the Bonaventure Transition Agreement, as the case may be. Guarantor hereby permits any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person to pay GTA, or allow the claim of GTA in respect of, any such payment accruing after the date on which such proceeding is commenced. Guarantor hereby assigns to GTA the Guarantor's right to receive any payments from any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person by way of dividend, adequate protection payment or otherwise.

                  8. Notwithstanding any provisions of this Guaranty to the contrary, the obligations of Guarantor shall in no event be greater than the obligations of Buyer under the Purchase Agreement, Tenant under the Lease, Buyer and/or Tenant under the Amendment Agreement, and Tenant under the Bonaventure Transition Agreement, and the Guarantor shall be entitled to all rights and defenses of Buyer or Tenant and all limitations on the obligations of the Buyer and/or Tenant and the rights and remedies of Seller and/or landlord, as the case may be, under the foregoing agreements, except as expressly waived in SECTIONS 3 and 7 of this Guaranty.

                  9. Guarantor represents and warrants to GTA that no consent of any other person, including, without limitation, any creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been duly executed and delivered by Guarantor, and constitutes the legally valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

                  10. The execution, delivery and performance of this Guaranty will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which

Guarantor is a party or by which Guarantor or any of Guarantor's assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of Guarantor's properties, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

                  11. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without each of the parties' prior written consent. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of and shall be enforceable by GTA, its successors, transferees and assigns.

                  12. Every provision of this Guaranty is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. This Guaranty shall be governed by and construed in accordance with the laws of the State of South Carolina.

                  13. If there is any litigation or arbitration by GTA to enforce or interpret this guaranty, the unsuccessful party in such litigation, as determined by the court or arbitrator, shall pay to the successful party, as determined by the court or arbitrator, all costs and expenses, including, but not limited to, reasonable attorneys' fees, costs and expenses incurred by the successful party. As used herein, the term "attorneys' fees" and "attorneys' fees, costs and expenses" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement and collection of any judgment obtained in any such proceeding, and will include, without limitation, expert witness and other witness fees, costs and expenses.

                  14. No failure or delay on the part of GTA to exercise any power, right or privilege under this Guaranty shall impair such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                  15. If this Guaranty is executed by more than one person, then each such person shall be jointly and severally liable for all Guaranteed Obligations.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

THE UNDERSIGNED GUARANTOR ACKNOWLEDGES THAT IT WAS AFFORDED THE OPPORTUNITY TO READ THIS DOCUMENT CAREFULLY AND TO REVIEW IT WITH ANY ATTORNEY OF GUARANTOR'S CHOICE BEFORE SIGNING IT. GUARANTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD THE MEANING AND EFFECT OF THIS DOCUMENT BEFORE SIGNING IT.

                  EXECUTED as of the first day above written.

GUARANTOR:
LARRY YOUNG,
an individual


/s/         Larry D. Young
----------------------------------

DANNY YOUNG,
an individual


/s/         Danny Young
----------------------------------

                                   EXHIBIT G

                        BONAVENTURE TRANSITION AGREEMENT






                                  Exhibit G-1

                              TRANSITION AGREEMENT
                             (BONAVENTURE GOLF CLUB)

         THIS TRANSITION AGREEMENT (this "AGREEMENT"), is entered into as of ____________, 2001 (the "EFFECTIVE DATE"), by and among ______________________
("BUYER"), Golf Trust of America, L.P., a Delaware limited partnership ("SELLER"), and Legends at Bonaventure, Inc., a Florida corporation ("TENANT").

                                    RECITALS

         A. Seller, as seller, and Buyer, as purchaser, have entered into that certain Purchase and Sale Agreement dated as of ______________ (the "PURCHASE AND SALE AGREEMENT") relating to the sale by Seller to Buyer of a golf course, related improvements and amenities, and personal property located in Broward County, Florida, commonly known as "Bonaventure Golf Club" (collectively, the "GOLF COURSE") (the conveyance of the Golf Course from Seller to Buyer shall be called herein the "PROPERTY-CONVEYANCE"); and

         B. Tenant has possession of and is operating the Golf Course pursuant to that certain Lease dated as of January 1, 1998, by and between Seller, as lessor, and Tenant's predecessor-in-interest, as lessee (as amended, the "LEASE"); and

         C. The parties desire to enter into this Agreement to set forth their relative rights and obligations related to certain aspects of the closing of the Property-Conveyance, as provided herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants, promises, and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 I. DEFINITIONS

         1.1 DEFINITIONS. For the purpose of this Agreement, the following terms shall have the meanings indicated:

         "AMENDMENT AGREEMENT" shall mean that certain First Amendment to Purchase Agreement, Fifth Amendment to Lease Agreement (Bonaventure Golf Club) and Settlement Agreement dated July 30, 2001, by and among Seller, Tenant, Legends Golf Holding, LLC, Larry Young and Danny Young.

         "BILL OF SALE" shall have the meaning set forth in SECTION 2.3 hereof, the form of which is attached hereto as EXHIBIT 2.3.

         "CLOSING" shall have the meaning set forth in SECTION 2.1.

         "CLOSING DATE" shall mean the date specified in SECTION 2.1.

         "CLOSING STATEMENTS" shall have the meaning set forth in
SECTION 4.1(j).

         "EFFECTIVE DATE" shall mean the date of this Agreement.

         "EXCLUDED ASSETS" shall mean those assets of the Golf Course set forth on EXHIBIT 1.1(a).

         "EXCLUDED OBLIGATIONS" shall have the meaning set forth in SECTION 2.2.

         "FF&E" shall mean all golf carts and other vehicles, lawn mowers, ball machines and other driving range equipment, computers, cash registers and other similar equipment, inventory control systems, and other fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances, as well as all golf clubs, bags, shoes and other golf equipment for rent, driving range balls, china, glassware, linens, silverware, kitchen and bar small goods, paper goods, guest supplies, cleaning supplies, operating supplies, printing, stationery and uniforms, accounts and membership receivables, cash on hand, prepaid deposits, prepaid expenses, and other articles of personal property, whether in use or held in reserve storage for future use in connection with the operation of the Golf Course or located at the Golf Course or held in reserve storage for future use in connection with the Golf Course; PROVIDED, HOWEVER, all those certain items listed on EXHIBIT B of the Purchase and Sale Agreement shall be excluded from the definition herein.

         "FOOD AND BEVERAGES" shall mean all opened and unopened food and beverages (alcoholic and non-alcoholic) whether in use or held in reserve storage for future use in connection with the operation of the Golf Course in the ordinary course of business of operating the Golf Course that is unspoiled and identified as such prior to Closing.

         "GOLF COURSE" shall have the meaning set forth in the Recitals.

         "GOLF COURSE CONTRACTS" shall mean all golf pro, instructor and other employment contracts, management agreements, golf course membership agreements, priority Tee Times agreements and other similar agreements affecting the use and operation of the Golf Course, group, frequent player or other similar discount arrangements or commitments, group, tournament and other golf course and clubhouse bookings and reservation agreements, water, sewer or other utility agreements, landscaping, maintenance and other service contracts, union contracts, collective bargaining agreements, employee benefit plans, golf cart, telephone and other equipment leases, and other contracts or agreements relating to the maintenance, operation, provisioning or equipping of the Golf Course, together with all related written warranties and guaranties. A list of all Golf Course Contracts is attached hereto as EXHIBIT 1.1(B).

         "GOLF COURSE EMPLOYEES" shall mean all golf pros, instructors, staff and other persons employed to operate the Golf Course.

         "INTANGIBLE PROPERTY" shall mean Golf Course Contracts, Permits, and Space Leases as well as all customer lists and all other contract, property and other intangible rights belonging to or otherwise used in the use, ownership and operation of the Golf Course (including, but not limited to, all rights to the use of the name "Bonaventure" and all derivatives thereof, but excluding, the use of the name "Golf Trust" and "Legends" and all derivatives thereof).

         "INTERIM ARRANGEMENT" shall have the meaning set forth in
SECTION 3.1(g).

         "INVENTORY" shall mean the merchandise located in any pro shop or similar facility located on the Golf Course and held for sale in the ordinary course of business, including, without limitation, all golf clubs, bags and balls and other golf equipment, all golf shirts, hats and shoes and other items of clothing held for sale in and from the Golf Course's pro shop in the ordinary course of business of operating said Golf Course pro shop, and all Food and Beverages.

         "LEASE" shall have the meaning set forth in the Recitals.

         "LIQUOR APPLICATION" shall have the meaning set forth in
SECTION 3.1(g).

         "LIQUOR LICENSE" shall have the meaning set forth in
SECTION 3.1(g).

         "MASTER PURCHASE AGREEMENT" shall mean that certain Purchase Agreement dated February 14, 2001, by and between Seller, as seller, and Tenant's affiliate, Legends Golf Holding, LLC, as buyer, as amended by the Amendment Agreement.

         "PATRON PROPERTY INVENTORY" shall have the meaning set forth in
SECTION 3.2.

         "PERMITS" shall mean all licenses, permits, certificates of occupancy, authorizations and approvals used in or relating to the ownership, occupancy or operation of any part of the Golf Course, including, without limitation, those necessary for the sale and on-premises consumption of liquor and other alcoholic beverages and food, if any. A list of all Permits is attached hereto as
EXHIBIT 1.1(C).

          "PERSONAL PROPERTY" shall mean all FF&E, Inventory and Intangible Property related to the Golf Course, other than the Excluded Assets.

         "PROPERTY-CONVEYANCE" shall have the meaning set forth in the Recitals.

         "PRORATION TIME" shall have the meaning set forth in SECTION 4.1(a).

         "PURCHASE AND SALE AGREEMENT" shall have the meaning set forth in the Recitals.

         "REVENUES" shall mean all revenues of any kind or nature derived by Tenant from the ownership, rental, use and/or operation of the Golf Course, which revenues include, but are not limited to, (i) membership dues and initiation fees, (ii) periodic membership dues, (iii) green fees, (iv) fees to reserve a Tee Time, (v) guest fees, (vi) golf cart rentals and trail fees, (vii) parking lot fees, (viii) locker rentals, (ix) fees for golf club storage, (x) fees for the use of swim, tennis or other facilities, (xi) charges for range balls, range fees, or other fees for golf practice facilities, (xii) revenues derived from the operation of snack bars, restaurants, bars, catering functions, and banquet operations, the sale of Inventory on the Golf Course, or photography or other services (whether or not such revenue is directly derived by Tenant or from amounts paid to Tenant by any lessee, subtenant, concessionaire, or licensee), (xiii) fees or other charges paid for golf or tennis lessons, (xiv) fees or other charges for fitness centers, (xv) forfeited deposits with respect to any membership application, (xvi) transfer fees imposed on any member in connection with the transfer of any membership interest, (xvii) fees or other charges paid to

Tenant by sponsors of golf tournaments at the Golf Course, (xviii) advertisement or placement fees paid by vendors in exchange for exclusive use or name rights at the Golf Course, (xix) fees received in connection with any golf package sponsored by any hotel group, golf association, travel agency, tourist or travel association or similar payments, and (xx) other golf income, food and beverage income, golf merchandise and other income.

         "SELLER" shall have the meaning set forth in the Recitals.

         "SPACE LEASES" shall mean all pro shop, restaurant and other leases, licenses, concessions and other agreements (written or oral) for the occupancy of space at the Golf Course. A list of all Space Leases is attached hereto as
EXHIBIT 1.1(D).

         "TEE TIMES" shall mean contracts or reservations for the use of the Golf Course.

         "TENANT" shall have the meaning set forth in the Recitals.

         "TRANSFERRED PROPERTY" shall mean the Personal Property related to the Golf Course owned (or leased) by Tenant.

         "UTILITIES" shall mean public sanitary and storm sewers, natural gas, telephone, public water facilities, electrical facilities and all other utility facilities and services necessary for the operation and occupancy of the Golf Course.

         II. TRANSITION ISSUES: TERMINATION OF LEASE; ASSUMPTION OF CERTAIN OBLIGATIONS

         2.1 CLOSING: C1OSING DATE. The closing under this Agreement shall occur contemporaneously with the Property-Conveyance (the "CLOSING"). The Closing shall be held on the same date as the Closing Date in the Purchase and Sale Agreement (the "CLOSING DATE").

         2.2 ASSUMPTION OF OBLIGATIONS. Buyer, Seller and Tenant hereby agree that, as of the Closing Date, (i) the Lease shall be terminated, and (ii) Tenant shall have no remaining leasehold or any other ownership or possessory right or interest in the Lease or Golf Course (other than the Excluded Assets and Excluded Obligations) or right to occupy the Golf Course. Provided the Closing occurs, Tenant waives any right that it may have to purchase the Golf Course which may arise under the terms of the Lease, any other agreement, at law, in equity, or otherwise. Tenant acknowledges that it will continue to be responsible for any of Tenant's liabilities or obligations arising and accruing under the Lease or related to the Golf Course prior to the Closing Date. Buyer agrees to assume all of Tenant's rights, duties and obligations under the Golf Course Contracts described in EXHIBIT 1.1(B), and Permits described in EXHIBIT 1.1(C), and Space Leases described in EXHIBIT 1.1(D), accruing from and after the Closing Date, except as expressly excluded in EXHIBIT 2.2 attached hereto, in which case Tenant shall continue to be responsible for such excluded obligations (the "EXCLUDED OBLIGATIONS"). The assignment and assumption of such rights and obligations (along with any assignable permits) shall be evidenced in the Bill of Sale more particularly described in SECTION 2.3 below.

         2.3 CONVEYANCE DOCUMENTS. At Closing, Tenant agrees to provide a quitclaim bill of sale and assignment (the "BILL OF SALE") in the form attached hereto as EXHIBIT 2.3, which conveys all of Tenant's right, title and interest in the Transferred Property to Buyer.

         2.4 AS-IS CONVEYANCE. The Transferred Property shall be transferred by Tenant without representation or warranty, except as expressly provided in this Agreement, and in its "AS-IS-WHERE IS" and with all faults condition on the date of transfer.

                             III. TENANT'S COVENANTS

         3.1 COVENANTS. Seller, Buyer and Tenant, as applicable, each covenant and agree, in good faith, that prior to the Closing;

             (a) COOPERATION. Tenant shall assist Seller and Buyer and their respective agents, on or before Closing, in acquiring all information necessary to enable Buyer's agents and Seller's agents to compute the prorations described in ARTICLE IV below.

             (b) NO SALES OUTSIDE OF THE ORDINARY COURSE. Tenant will not sell, exchange, assign, transfer, convey, lease, encumbrance, lend or otherwise dispose of all or any part of the Transferred Property or any interest therein except in the ordinary course of business, without the prior approval of Buyer, which approval may be withheld in Buyer's sole and absolute discretion.

             (c) NO AMENDMENTS. Tenant (i) will not amend in any material respect or terminate (prior to the expiration of the applicable term) any Space Leases, Golf Course Contracts or Permits without the prior approval of Buyer, which approval may be withheld in Buyer's sole and absolute discretion; (ii) will pay all charges prior to delinquency under such agreements, (iii) will perform all of its obligations under such agreements; and (iv) will maintain its existing insurance on the Golf Course, or if any policies thereof shall expire prior to the Closing Date, will obtain renewals or reasonable replacements thereof, until the Closing Date.

             (d) NO NEW CONTRACTS. From and after the Effective Date until the Closing Date, Seller and Tenant will not enter into any contracts, licenses, easements or other agreements relating to the Transferred Property or operation of the Golf Course which will obligate Buyer (including, without limitation, the purchase of any Inventory that Buyer is obligated to purchase or otherwise incur the expense for pursuant to the terms of this Agreement) or be a charge or lien against the Transferred Property after the Closing Date without prior written approval of Buyer, except in the ordinary course of business or which are terminable without penalty on no more than thirty (30) days notice.

             (e) GO1F COURSE OPERATED IN THE ORDINARY COURSE. Tenant will cause the Golf Course to be operated and maintained in the same manner in which it is being operated and maintained as of the Effective Date, which undertaking includes, but is not limited to, (i) watering, fertilizing and otherwise maintaining the tee boxes, fairways and greens in at least as good a condition as each was maintained as of the Effective Date, (ii) maintaining levels of Inventory (including, but not limited to, Food and Beverages) of such quantities and quality as are reasonably necessary to operate the Golf Course in a manner consistent with those levels present as of the Effective Date, and (iii) taking Tee Times in the ordinary course of business.

             (f) ASSESSMENTS. Upon Tenant's receipt of written notice thereof, Tenant will promptly provide Buyer with notice of any actual or proposed change in the assessed tax value of the Golf Course or any portion of the Golf Course (including any tentative or preliminary assessment) and of the institution or proposed institution of any proceeding (whether formal, informal, judicial or administrative) relating to any such change or proposed change in the tax valuation of the Golf Course. Tenant will not take any action with respect to the contesting and/or resolution of the taxable assessed value of the Golf Course without the prior written consent of Buyer, which consent may be withheld by Buyer in its sole and absolute discretion.

             (g) LIQUOR LICENSE. Tenant will cooperate in all reasonable respects (which shall include, without limitation, supplying information known to Tenant and execution of such reasonable documents as may be legally required) with Buyer in connection with the application for transfer of any existing (as of the Closing Date) alcoholic beverage licenses held by Tenant or its agent (other than Seller or its agents) in connection with its operation of the Golf Course (the "LIQUOR LICENSE") to Buyer or Buyer's application for a new Liquor License (as the case may be, the "LIQUOR APPLICATION"). Buyer shall diligently and in good faith proceed with the Liquor Application to secure a Liquor License to be effective from and after the Closing Date (if possible). If Buyer is unable to obtain the transfer of the Liquor License or to obtain a new Liquor License prior to the Closing, then so long as Buyer has diligently and in good faith proceeded with the Liquor Application and its efforts to secure a Liquor License prior to Closing (if it is possible in the jurisdiction where the Golf Course is located to obtain such a Liquor License prior to the Closing), then on the Closing Date Tenant and Buyer shall enter into an interim arrangement (the "INTERIM ARRANGEMENT") whereby Tenant shall operate the liquor concessions, if any, at the Golf Course on behalf of Buyer pending the transfer or issuance of the Liquor License, if any, to Buyer, and Buyer shall indemnify, defend and hold Tenant harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) arising in connection with such operation. The Interim Arrangement would be structured in the form of either a short-term management agreement or a short-term lease, as may be customary in the jurisdiction where the Golf Course is located, with Buyer as landlord or owner and Tenant (or the party that currently holds the Liquor License, as applicable) as tenant or manager, as applicable, cancelable at any time by Buyer and, in the case of a management agreement, with the fee payable to Tenant thereunder adequate to reimburse Tenant for the reasonable out-of-pocket costs of managing the purchase, sale and service of alcoholic beverages at the Golf Course or, in the case of a short-term lease, with the rent payable thereunder equal to all profits relating to the service of alcoholic beverages at the Golf Course (I.E., after deducting the reasonable out-of-pocket costs of managing the purchase, sale and service of alcoholic beverages at the Golf Course), all as further described in a lease agreement to be mutually agreed upon by Buyer and Tenant prior to the Closing. The term of the Interim Arrangement shall not exceed one hundred eighty (180) days, such that the Interim Arrangement shall terminate on or before the date that is one hundred eighty (180) days after the Closing Date. In any event, as of or after the Closing Date, at such time as Buyer instructs Tenant in writing to do so, Tenant shall execute such written agreements, statements and/or forms as may be reasonably required to terminate, assign or transfer Tenant's Liquor License. The terms of this Section shall survive the Closing Date.

         3.2 GUEST PROPERTY IN TENANT'S POSSESSION ON CLOSING DATE. Property of guests and patrons of the Golf Course in Tenant's care, possession or control (E.G., golf clubs) on the Closing Date shall be handled in the following manner:
All guest baggage and other guest property checked, and left in the possession, care and control of Tenant shall be listed in an inventory to be prepared in duplicate and signed by Tenant's and Buyer's representatives on the

Closing Date (such property, "PATRON PROPERTY INVENTORY"). Buyer shall be responsible from and after the Closing Date for all Patron Property Inventory, and Buyer agrees to indemnify and save and hold Tenant harmless from and against any claim arising out of or with respect to the Patron Property Inventory and in connection with events arising after the Closing.

                               IV. CLOSING MATTERS

         4.1 ADJUSTMENT AND PRORATIONS. The revenues and expenses of the Golf Course shall be apportioned between Tenant and Buyer, in good faith, in accordance with the terms and provisions below. For purposes of making such apportionments, Inventory (including, without limitation, Food and Beverages) shall be valued at cost to Tenant (as evidenced by paid invoices or other reasonable evidence). Notwithstanding anything to the contrary stated or implied herein, Buyer acknowledges and agrees that Tenant may postpone and/or contest payment of any operating expense or trade account for which Tenant is responsible which is the subject of a bona fide dispute. Tenant agrees to indemnify, defend and hold Buyer harmless from and against any claims or other matters relating to such operating expenses and trade accounts.

              (a) TAX PRORATIONS. Real estate taxes and personal property taxes, and other assessments payable in installments (including, without limitation, municipal improvement liens), assessed against or imposed with respect to the Golf Course shall be prorated as of 12:01 a.m. on the Closing Date (the "PRORATION TIME"). If the exact amount of any taxes or assessments is not known on or prior to the Closing Date, the proration will be based on the prior year's taxes and shall be adjusted after the Closing Date between Tenant and Buyer once actual figures become available, as provided in SUBSECTION (K) below. As between Tenant and Buyer, Tenant shall be responsible for all such taxes and assessments accruing prior to the Proration Time, and Buyer shall be responsible for all such taxes and assessments accruing from and after the Proration Time.

              (b) UTILITIES PRORATIONS. All waste and garbage and other Utilities charges and all other similar charges with respect to the Golf Course shall be prorated as of the Proration Time. As between Tenant and Buyer, Tenant shall be responsible for the cost of all Utilities furnished to the Golf Course accruing prior to the Proration Time and Buyer shall assume payment of said Utilities from and after the Proration Time.

              (c) PRORATION OF CONTRACTS. Amounts payable under contracts that are assigned to Buyer in connection with the Closing shall be prorated as of the Proration Time. Tenant shall pay and be responsible for all costs and charges accrued under such agreements for the period accruing prior to the Proration Time, and GTA and/or Buyer shall pay and be responsible for all costs and charges accruing under such agreements for the period accruing from and after the Proration Time. On the Closing Date, Buyer shall reimburse Tenant for the pro rata costs under any such agreements which accrue from and after the Proration Time and which were actually paid by Tenant, and Tenant shall pay to Buyer the pro rata costs under any such agreements which accrued during the period prior to the Proration Time and which were not previously paid by Tenant.

              (d) SECURITY DEPOSITS. Any sums held by Tenant as a security deposit, if any, due to the depositor, together with interest thereon, for the rental, use of or any services relating to the Golf Course (or any portion thereof), including, without limitation, prepaid and unearned Tee Time, banquet, outing and other deposits for periods after the Proration Time, shall be paid over and assigned to Buyer on the Closing Date. As between Buyer and Tenant, Buyer shall assume all obligations of Tenant with respect to such security deposits actually assigned over to Buyer on the Closing Date. A non-exclusive list of all deposits described in this SUBSECTION (D) along with a list of any scheduled banquets or outings is attached hereto as EXHIBIT 4.1.

              (e) PREPAID REVENUES. All prepaid Revenues pertaining to the Golf Course shall be prorated as of the Proration Time. Buyer shall have a right to and shall receive an amount equal to any Revenues relating to the Golf Course for periods accruing from and after the Proration Time and actually collected by Tenant prior to the Closing Date. The right to collect and keep such Revenues relating to the Golf Course from and after the Closing Date (whether such Revenues apply to periods prior to or after the Proration Time) shall be assigned to and assumed by Buyer on the Closing Date, and Tenant shall promptly remit to Buyer any such Revenues received by Tenant on or after the Closing Date.

              (f) ACCOUNTS RECEIVABLE. Accounts receivable of the Golf Course (meaning any and all Revenues accrued but unpaid as of the Closing Date) shall be adjusted as follows:

                  (i) On the Closing Date, Buyer shall pay to Tenant an amount equal to ninety percent (90%) of the amount of all accounts receivable aged ninety (90) days or less as of the Closing Date. Tenant shall not receive any credit for accounts receivable aged more than ninety
                         (90) days. On such payment, Tenant shall take no steps to collect any accounts receivable relating to the Golf Course, and Tenant's entire right, title and interest in and to all accounts receivable relating to the rental, use or operation of the Golf Course (including, without limitation, accounts receivable aged more than ninety (90) days) shall be assigned to Buyer, and Tenant hereby covenants and agrees to execute and deliver to Buyer all instruments and documents reasonably requested by Buyer in order to effectively assign Tenant's rights in and to such accounts receivable.

                  (ii) For a period of twelve (12) months after the Closing Date, Buyer shall have access, upon two (2) business days' advance notice, to Tenant's books and records relating to the Golf Course to verify the accuracy of Tenant's accounting for the accounts receivable and to verify the existence and accuracy of Buyer's claim therefor.

              (g) CASH; NEGOTIABLE INSTRUMENTS. All cash and negotiable instruments on hand with respect to the Golf Course as of the Proration Time shall be retained by Tenant.

              (h) INVENTORIES. The Inventory (including, without limitation, Food and Beverages) for the Golf Course shall be maintained in accordance with the requirements of the

Lease for the Golf Course through the Closing Date and shall be subject to the applicable terms and provisions of such Lease. All Inventory for the Golf Course shall be assigned to Buyer on the Closing Date with appropriate proration credit or other adjustment to Tenant provided therefor (as evidenced by paid invoices or other reasonable evidence).

              (i) COSTS AND EXPENSES. Any other costs, expenses or payables (including, without limitation, any and all accounts payable) accrued and outstanding with respect to the Golf Course as of the Proration Time shall be either paid by Tenant, or Tenant shall pay to Buyer an amount equal to such costs, expenses or payables that are not so paid as of the Proration Time. On the Closing Date, Buyer shall pay to Tenant an amount equal to any other costs, expenses or payables (including, without limitation, accounts payable) accruing with respect to the Golf Course during the period from and after the Proration Time but actually paid by Tenant prior to the Proration Time.

              (j) GENERAL PRORATION PROVISIONS. All prorations shall be made on the basis of the actual number of days of the month which shall have elapsed as of the Closing Date and based upon the actual number of days in the month and a three hundred sixty-five (365) day year. Tenant, Seller and Buyer shall cause their respective representatives to make such inventories, examinations and audits of the Golf Course, and of the books and records of the Golf Course, as the parties may deem necessary to make the adjustments and prorations required under this SECTION 4.1. Based upon such audits and inventories, Seller will prepare (with the assistance and co-operation of Tenant and Buyer) and deliver no later than four (4) business days prior to the Closing Date the closing statements setting forth the foregoing prorations and adjustments (the "Closing Statements"). The Closing Statements shall contain Seller's best good faith estimate of the amounts of the items requiring prorations and adjustments pursuant to this SECTION 4.1 above. Tenant and Buyer shall have the right to approve the Closing Statements, which approval shall not be unreasonably withheld or delayed. The amounts set forth on the Closing Statements shall be the basis upon which the prorations and adjustments provided for herein shall be made on the Closing Date. The net proration amount shown on the Closing Statements shall be paid, in cash, by Buyer or Tenant, as the case may be, to the other on the Closing Date.

              (k) POST-CLOSING DATE ADJUSTMENTS. Within ninety (90) days following the Closing Date, Tenant, Seller and Buyer will cooperate in preparing a final report setting forth the final determination of all the items included on the Closing Statements. In the event that, at any time within the said ninety
(90) day period, either party discovers any items that should have been included on the Closing Statements but were omitted therefrom, such items shall be adjusted in the same manner as if their existence had been known at the time of the preparation of the Closing Statement. The foregoing limitation shall not apply to any item which, by its nature, cannot be finally determined within the time period specified (such as real property taxes); PROVIDED THAT, no further adjustments shall be made in any event after March 31, 2002. The terms and provisions of this SECTION 4.1 shall survive the Closing Date until March 31, 2002.

         4.2 STAFF.

              (a) Tenant shall be responsible for paying all wages and fringe benefits (including, but not limited to, accrued vacation pay, sick pay and payroll taxes) through the Closing Date, and to the extent that any such Golf Course Employees' wages and/or fringe benefits are not so paid by Tenant prior to the Closing, then such wages and/or fringe benefits for Golf Course Employees who are rehired by Buyer on or after the Closing, upon such notice as is required below, shall be apportioned as provided in this Agreement below. Specifically, (i) wages accrued as of the Closing Date shall be paid by Tenant on or before the Closing Date as if the Golf Course Employees to which such wages relate were terminated as of the Closing Date and not rehired by Buyer (I.E., whether or not the Golf Course Employee is hired by Buyer at or after the Closing), (ii) fringe benefits (including, but not limited to, accrued vacation pay, sick pay and payroll taxes) for any Golf Course Employees who are rehired by Buyer shall be calculated and prorated for the benefit of Buyer as of the Closing Date and Buyer shall assume the obligation to pay such fringe benefits thereafter (E.G., if a Golf Course Employee who is rehired by Buyer were to receive seven (7) days of vacation pay per year but the right to receive such seven (7) days of vacation pay did not vest until after one (1) year of service and such Golf Course Employee had only been employed for six (6) months, an amount shall be prorated and credited to Buyer equal to one-half (1/2) of such seven (7) days of vacation pay), and (iii) fringe benefits (including, but not limited to, accrued vacation pay, sick pay and payroll taxes) for any Golf Course Employees who are NOT rehired by Buyer and that are vested as of the Closing Date shall be calculated and paid by Tenant prior to the Closing Date, and Buyer shall have no obligation or liability of any nature whatsoever with respect thereto. For purposes of determining the proration credit to be given to Buyer hereunder, Buyer shall provide Tenant with a written list of all Golf Course Employees that Buyer will rehire on or after the Closing Date no later than three (3) business days prior to the Closing.

              (b) Tenant shall terminate all Golf Course Employees as of the Closing. Buyer shall, before the Closing, consider in good faith hiring each Golf Course Employee desiring to be hired as of the Closing and shall provide Tenant with the list of Golf Course Employees it intends to rehire as provided in the last sentence of SUBSECTION (A) above. Tenant agrees to cooperate in good faith with Buyer so that Buyer may distribute a letter or other appropriate forms to Golf Course Employees to determine if each such employee wishes to apply to work for Buyer at the Golf Course after the Closing Date. Such letter or other forms may request that any Golf Course Employee wishing to be considered for employment agree to allow Buyer to review the Golf Course Employee's personnel file. If Buyer requests access to the personnel files of the Golf Course Employees, Tenant agrees to allow Buyer to review such personnel files, subject to each Golf Course Employee's written consent with Tenant's approval of the form thereof, and to permit the transfer to Buyer of the personnel files and medical files of any Golf Course Employee offered employment by Buyer, again subject to the written consent of each affected Golf Course Employee. Tenant shall use its best efforts to have dismissed with prejudice, prior to the Closing Date, any and all litigation existing as of or arising after the Effective Date involving past or present Golf Course Employees and/or union or labor disputes. In the event that Tenant is not successful in causing the dismissal of such litigation prior to the Closing Date, then Tenant shall indemnify and hold Buyer harmless from and against any loss, damage, liability, claim, cost or expense (including, without limitation, reasonable attorneys' fees) that may be incurred by, or asserted against, Buyer after the Closing which involves any matter relating to a past or present Golf Course Employee and/or union or labor disputes concerning acts or omissions occurring prior to the Closing Date; PROVIDED, HOWEVER, Buyer shall have the sole right, at Buyer's election, after the Closing Date, to supervise and direct any such litigation and to use counsel of Buyer's choosing (whether or not counsel for such litigation had been retained by Tenant prior to the Closing Date). Tenant shall be solely responsible for compliance with the Worker Adjustment and Retraining Act ("WARN ACT") as well as any applicable state plant closing or similar worker displacement law, if applicable, and Tenant shall indemnify, defend and hold Buyer harmless from and against any loss, damage, liability, claim, cost or expense (including, without limitation, reasonable attorneys' fees) that may be incurred by, or asserted against, Buyer as a result of Tenant's failure to comply with the WARN ACT or any applicable state plant closing or similar worker displacement law. Nothing in this Agreement shall require (a) Buyer to assume any obligations under any employee benefit plans currently maintained for Golf Course Employees unless otherwise required by law or (b) Buyer or its management company to continue to employ any Golf Course Employee hired by either of them for any specified period of time after the Closing Date.

                             V. CONDITIONS PRECEDENT

         5.1 CONDITIONS PRECEDENT. This Agreement is contingent upon the Closing. If the Property-Conveyance described herein does not occur, then this Agreement is null and void.

                          VI. MISCELLANEOUS PROVISIONS

         6.1 CONSTRUCTION AND INTERPRETATION OF AGREEMENT. This Agreement is to be performed in the State of Florida and shall be governed by and construed in accordance with the laws of the State of Florida. Any action brought to enforce or interpret this Agreement shall be brought in the court of appropriate jurisdiction in the county in which the Golf Course is located. Should any provision of this Agreement require arbitration or judicial interpretation, it is agreed that the arbitrator or court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same. It is agreed and stipulated that all parties hereto have participated equally in the preparation of this Agreement and legal counsel was consulted by each party before the execution of this Agreement. In the event of any litigation or dispute between the parties arising out of or in any way connected with this Agreement, resulting in any litigation, arbitration or other form of dispute resolution proceeding, then the prevailing party in such litigation, arbitration or other dispute resolution proceeding shall be entitled to recover its costs of prosecuting and/or defending same, including, without limitation, reasonable attorneys' fees.

         6.2 AMENDMENT AND WAIVER. This Agreement may not be amended or modified in any way except by an instrument in writing executed by all parties hereto; provided, however, any of Tenant, Seller, or Buyer may, in writing, (i) waive any inaccuracies and representations by the other to such party so waiving contained in this Agreement, (ii) waive compliance by the other with any of the covenants contained in this Agreement for the benefit of such party so waiving, and (iii) waive the satisfaction of any condition that is precedent or subsequent to the performance by the party so waiving of any of its obligations under this Agreement.

         6.3 NOTICES. Any notice, communication, request, reply or advice (collectively, "NOTICE") provided for or permitted by this Agreement to be made or accepted by either party must be in writing. Notice may, unless otherwise provided herein, be given or served by depositing the same in the United States mail, postage paid, registered or certified, and addressed to the party to be notified, with return receipt requested; or by delivery by overnight courier, or by facsimile transmission (with a copy of the facsimile and printed confirmation sent within one (1) business day after faxing via United States mail, postage paid, registered or certified, and addressed to the party to be notified, with return receipt requested). Notice deposited in the mail in the manner hereinabove described shall be effective three (3) business days after such deposit. Notice by overnight courier shall be effective one (1) business day after deposit with the courier service. Notice given by facsimile transmission shall be effective on the business date the facsimile is electronically delivered (if the follow-up copy is sent via U.S. mail and otherwise the same shall be effective three (3) business days after the follow-up is deposited in the U.S. mail). For the purposes of Notice, the addresses of the parties shall be:





         Seller:                    Golf Trust of America, L.P.
                                    14 North Adger's Wharf
                                    Charleston, South Carolina 29401
                                    Attn:  Mr. W. Bradley Blair, II
                                    Tel:  (843) 723-4653
                                    Fax:  (843) 723-0479

                                    with a copy to:

                                    O'Melveny & Myers, LLP
                                    275 Battery Street, Suite 2600
                                    San Francisco, California 94111-3305
                                    Attn:  Peter T. Healy, Esq.
                                    Tel:  (415) 984-8833
                                    Fax:  (415) 984-8701


         Buyer:
                                    --------------------------

                                    --------------------------

                                    --------------------------

                                    --------------------------


                                    Attn:  _____________________
                                    Tel:  (___) __________
                                    Fax:  (___) __________


                                       12

                                    with a copy to:

                                    --------------------------

                                    --------------------------

                                    --------------------------


                                    Attn: _____________________
                                    Tel:  (___) __________
                                    Fax:  (___) __________


         Tenant:                    Legends at Bonaventure, Inc.
                                    c/o The Legends Group
                                    1500 Legends Drive
                                    Myrtle Beach, South Carolina 29579
                                    Attn:  Larry D. Young
                                    Tel:  (800) 552-2660
                                    Fax:  (843) 236-0516


                                    with a copy to:
                                    Parker, Poe, Adams & Bernstein, L.L.P.
                                    Three First Union Center
                                    401 South Tryon Street, Suite 3000
                                    Charlotte, North Carolina 28202
                                    Attn:  Gary C. Ivey, Esq.
                                    Tel:  (704) 335-9027
                                    Fax:  (704) 334-4706



                  The parties shall have the right from time to time to change their respective addresses for notice by at least five (5) days' written notice to the other party.



         6.4 GOVERNING DOCUMENT. This Agreement shall govern in the event of any inconsistency between this Agreement and any other document or instrument executed or delivered pursuant hereto or in connection herewith (including, without limitation, the Master Purchase Agreement).

         6.5 ASSIGNMENT OF TENANT'S INTEREST TO SELLER. The parties hereto acknowledge and agree that, prior to the Closing hereunder, Seller may acquire the interest of Tenant in and to the Golf Course pursuant to the Master Purchase Agreement (in which event the Lease shall be terminated), notwithstanding anything to the contrary stated or implied in this Agreement. Each of the parties hereto hereby consents to such transfer of Tenant's interest to

Seller; PROVIDED THAT, such transfer shall be subject to this Agreement. Upon such transfer to Seller, Seller shall assume the rights and obligations of Tenant under this Agreement, and the transactions contemplated in this Agreement shall proceed as contemplated herein, and Seller shall faithfully perform Tenant's obligations hereunder and assume the role of Tenant hereunder from and after the date that it acquires Tenant's interest in and to the Golf Course. Seller and Buyer shall release Tenant from all obligations and liabilities of "Tenant" accruing under this Agreement from and after the date that Tenant's interest in and to the Golf Course is transferred to Seller.

                  IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first written above.



                                    "SELLER"


                                    GOLF TRUST OF AMERICA, L.P.,
                                    a Delaware limited partnership



                                     By:  GTA GP, Inc., a Maryland corporation
                                 and its general partner



                                      By:
                                          ------------------------
                                          Name:  W. Bradley Blair, II
                                          Title:  President and Chief Executive
                                          Officer


                             [Signatures continue.]

                                                   "BUYER"

                                                   [INSERT SIGNATURE BLOCK]







                             [Signatures continue.]

                                               "TENANT"



                                                LEGENDS AT BONAVENTURE, INC.,

                                                a Florida corporation



                                                By:
                                                   ---------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                              SCHEDULE OF EXHIBITS




         EXHIBIT 1.1(A)             List of Excluded Assets
         --------------
         EXHIBIT 1.1(B)             List of Golf Course Contracts
         --------------
         EXHIBIT 1.1(C)             List of Permits
         --------------
         EXHIBIT 1.1(D)             List of Space Leases
         --------------
         EXHIBIT 2.2                Excluded Golf Course Contracts, Space Leases, and Permits
         -----------
         EXHIBIT 2.3                Form of Quit-Claim Bill of Sale
         -----------
         EXHIBIT 4.1                List of Deposits and Schedule of Banquets and Outings
         -----------


                                 EXHIBIT 1.1(a)
                                       to
                              Transition Agreement
                             LIST OF EXCLUDED ASSETS

                                 EXHIBIT 1.1(b)
                                       to
                              Transition Agreement
                          LIST OF GOLF COURSE CONTRACTS

                                 EXHIBIT 1.1(c)
                                       to
                              Transition Agreement
                                 LIST OF PERMITS

                                 EXHIBIT 1.1(d)
                                       to
                              Transition Agreement
                              LIST OF SPACE LEASES

                                   EXHIBIT 2.2
                                       to
                              Transition Agreement
           EXCLUDED GOLF COURSES, CONTRACTS, SPACE LEASES, AND PERMITS

None.

                                   EXHIBIT 2.3
                                       to
                              Transition Agreement
                     QUIT CLAIM BILL OF SALE AND ASSIGNMENT

         WHEREAS, by deed of even date herewith, Golf Trust of America, L.P., a Delaware limited partnership ("SELLER") conveyed to ____________________________ ("PURCHASER") those certain tracts of land, known commonly as Bonaventure Golf Club, more particularly described in EXHIBIT A attached hereto as a part hereof, together with all improvements located thereon (the "PROPERTY");

         WHEREAS, Seller has previously entered into a lease of the Property to Legends at Bonaventure, Inc., a Florida corporation ("TENANT") and Tenant is presently in possession of and is responsible for operating the Bonaventure Golf Club; and

         WHEREAS, in connection with the above-described conveyance, Tenant has agreed to provide a quit claim conveyance to Purchaser of certain items of personal property as enumerated in the Transition Agreement dated
______________, by and among Seller, Purchaser and Tenant (the "AGREEMENT") including, without limitation, the items hereinafter described.

         NOW THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Purchaser to Tenant, the receipt and sufficiency of which are hereby acknowledged, Tenant has, without representation or warranty except as set forth in the Agreement, GRANTED, CONVEYED, CONTRIBUTED, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, CONTRIBUTE, TRANSFER, SET OVER and DELIVER to Purchaser all right, title and interest of Tenant (to the extent owned or leased by Tenant and to the extent assignable by Tenant) in and to all Transferred Property (as such term is used in the Agreement).

To have and to hold, all and singular, the Transferred Property, unto Purchaser forever.

Executed this ____ day of _______________, 2001.


                                    "TENANT"



                                    LEGENDS AT BONAVENTURE, INC.,
                                    a Florida corporation


                                    By:
                                         ------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

                                    EXHIBIT A
                                       to
                                   Exhibit 2.3
                                       to
                              Transition Agreement


                             DESCRIPTION OF PROPERTY

                                   EXHIBIT 4.1
                                       to
                              Transition Agreement
             LISTS OF DEPOSITS AND SCHEDULE OF BANQUETS AND OUTINGS

                                   EXHIBIT H

                               BONAVENTURE PARCEL
                      PRORATIONS AND ACCOUNTING ADJUSTMENTS
                               AS OF JULY 26, 2001








                                  Exhibit G-1

BONAVENTURE
Closing Statement
All allocations calculated as of the close of business on July 26, 2001


                                                     Credits to           Credits to
                                                       GTA                 Legends
                                                       ---                 -------


Petty Cash Balances                                  $     --             $  4,050

Accounts Receivables                                 $     --             $151,700

Inventory:
              Pro Shop                               $     --             $ 66,959
              Food & Beverage                        $     --             $ 16,128
              Maintenance Inventory-estimated        $     --             $  3,500

Prepaid Leases-Textron Financial Corp                $     --             $  4,924
Prepaid Leases- The Associates                       $     --             $    354
Prepaid Leases- John Deere Credit                    $     --             $  9,527

Accounts Payable                                     $ 40,757             $     --

Prepaid Green Fees                                   $  5,200             $     --

2001 Property Taxes                                  $149,009             $     --
                           -----------------------------------------------------------------
                           TOTALS:                   $194,966             $257,142   $(62,176)
